                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO. _____________)

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[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss. 240.14a-12

                              AFBA 5STAR FUND, INC.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                              AFBA 5STAR FUND, INC.
                           909 North Washington Street
                           Alexandria, Virginia 22314

February [__], 2008

Dear AFBA 5Star Small Cap Fund Shareholders:

We are asking you to consider and vote on several  matters in the enclosed proxy statement  relating  to your  investment  in the AFBA 5Star  Small Cap Fund (the
"Fund").

Although we previously  have asked for your vote on these proposals as part of a complex-wide  proxy solicitation last Fall, we did not receive enough votes from
Fund shareholders to approve them. (Each of these proposals has been approved by the other AFBA  Funds.)  Consequently,  we are again  asking you to consider and vote on the  proposals  included  in the  attached  proxy  statement.  The proxy statement  relates  to the  following  proposals,  which  are  the  same  as the proposals included in the prior complex-wide proxy statement:

o    Approval of new sub-advisory agreements for the Fund;
o    Approval of a plan to  reorganize  the Company from a Maryland  corporation into a Delaware statutory trust;
o    Approval of the use of a "manager of managers" structure for the Fund; and
o    Approval of the  re-classification  of the Fund's  investment  objective as non-fundamental.

Please  take a moment  to  review  the  enclosed  proxy  statement  and vote the attached proxy card. For those Fund  shareholders  who voted their shares in the prior proxy solicitation, we thank you and urge you to vote again.

The proposals  described above will be considered at a Special Annual Meeting of
Shareholders of the Fund. The meeting has been scheduled for March 31, 2008 (the
"Meeting").  The enclosed Notice of Special Meeting and Proxy Statement describe the  proposals  affecting  the Fund.  Please  review  and  consider  each of the proposals carefully.

The Fund's Board of  Directors  (the  "Board")  has reviewed and approved  these proposals  and  believes  them  to be in the  best  interests  of  shareholders.
Accordingly,  the  Board  recommends  that you  vote in favor of each  proposal.
Whether or not you plan to attend the Meeting,  please  promptly sign and return the enclosed proxy card.

Please call our proxy solicitor, PFPC Proxy Services, at 1-888-605-1958,  if you have any  questions.  Your vote is  important  to the Fund,  no matter  how many shares you own.  Thank you in advance for  considering  these  proposals and for promptly returning your proxy card.

                                                  Sincerely,

                                                  Robert E. Morrison, Jr.
                                                  President

                              QUESTIONS AND ANSWERS

                           YOUR VOTE IS VERY IMPORTANT

WHO IS ASKING FOR MY VOTE?

The Board of Directors (the "Board") of AFBA 5Star Fund,  Inc. (the  "Company"),
on behalf of the AFBA 5Star Small Cap Fund (the "Fund"), is asking for your vote at the shareholder meeting scheduled for March 31, 2008 (the "Meeting"):

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

Shareholders of the Fund are being asked to approve the following:

1.   New investment sub-advisory agreement(s) for the Fund;
2.   Reorganization  of the  Company's  form  of  organization  from a  Maryland corporation (the "Corporation") to a Delaware statutory trust (the "Trust")
     (the "Reorganization");
3.   The use of a "manager of managers" structure; and
4.   The  reclassification  of the Fund's fundamental  investment  objective and policies as non-fundamental.

HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

The Directors recommend that you vote FOR each of the Proposals.

WHEN WOULD THE CHANGES ABOVE TAKE PLACE?

The  proposals  above,  if approved by  shareholders,  with the exception of the
Reorganization,   are  expected  to  become  effective   immediately  after  the
shareholders approve the Proposals. It is expected that the Reorganization would occur on or about  April 15,  2008.  You would  receive  notice of any  material changes to this schedule.

WILL THE REORGANIZATION AFFECT MY ACCOUNT VALUE?

The  value  of  your  Fund  account   would  not  change  as  a  result  of  the
Reorganization.  Your Fund  shares  would be  exchanged  for an equal  number of shares of a corresponding  series of the Trust in the Reorganization.  The total value of the shares you hold will not be affected.  The value of your investment would be the same immediately before and after the Reorganization.

WHO WOULD PAY FOR THE REORGANIZATION?

The Fund's Adviser will pay for the costs of this proxy  solicitation and of the
Reorganization.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on January 22, 2008 are entitled to vote at the  Meeting.  Each share of record is  entitled to one vote and each fractional share of record is entitled to the  corresponding  fractional vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the Proxy  Statement were mailed to  shareholders of record on or about February
[__], 2008.

I AM A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

Your vote makes a  difference.  If numerous  shareholders  just like you fail to vote, the Fund may not receive  enough votes to go forward with its Meeting.  If this happens, we will need to solicit votes again.

HOW CAN I VOTE?

You can vote your shares in any of the following ways:

o    By mail, using the enclosed proxy card.
o    In person at the Meeting.
o    By toll-free telephone.
o    Through the Internet.

MAY I REVOKE MY PROXY?

You may revoke  your proxy at any time before it is voted by: (1)  delivering  a written  revocation to the Secretary of the Fund;  (2)  forwarding to the Fund a later-dated  proxy  card  that is  received  by the  Company  at or prior to the
Meeting; or (3) attending the Meeting and voting in person.

WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THESE PROPOSALS?

Each  of the  proposals  is  discussed  in more  detail  in the  enclosed  Proxy
Statement,  which we encourage you to read. If you have any questions  about the matters discussed in the enclosed  materials or need assistance  completing your proxy card(s), please call 1-888-605-1958.

                              AFBA 5STAR FUND, INC.

                           909 North Washington Street
                           Alexandria, Virginia 22314
                          _____________________________

                NOTICE OF SPECIAL ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 31, 2008

NOTICE IS HEREBY  GIVEN that a special  annual  meeting (the  "Meeting")  of the shareholders  of the AFBA 5Star  Small Cap Fund (the  "Fund") of AFBA 5Star Fund
Inc.  (the  "Company')  will be held at 909 N.  Washington  Street,  Alexandria,
Virginia at 11:00 a.m. (Eastern Time) on March 31, 2008.

During the Meeting, Fund shareholders will vote on the following proposals (each a "Proposal"):

PROPOSAL 1: To  approve  new  sub-investment  advisory  agreements  for the Fund between AFBA Investment Management Company and:

     Proposal 1(a): Bjurman, Barry & Associates, under which BB&A would serve as one of three sub-advisers to the Fund.

     Proposal 1(b):  TrendStar Advisers,  LLC, under which TrendStar would serve as one of three sub-advisers to the Fund.

     Proposal 1(c):  The London  Company  of  Virginia,  under  which the London
          Company would serve as one of three sub-advisers to the Fund.

PROPOSAL 2: To approve an  Agreement  and Plan of  Reorganization,  pursuant  to which the Company would be reorganized as a Delaware statutory trust.

PROPOSAL 3: To approve a "manager of managers" structure for the Fund.

PROPOSAL 4: To approve the  reclassification of the Fund's investment  objective from fundamental to non-fundamental.

Please note that a separate vote is required for each Proposal (or Sub-Proposal, as described in the Proxy Statement).

The  attached  Proxy  Statement  provides  additional  information  about  these proposals.  Shareholders  of record of the Fund as of the close of  business  on
January 22, 2008 are  entitled to vote at the Meeting and at any  adjournment(s)
or  postponement(s)  thereof.  Whether or not you plan to attend the  Meeting in person, please vote your shares.

The persons named as proxies will vote in their discretion on any other business that  may  properly  come  before  the  Meeting  or  at  any  adjournment(s)  or postponement(s) thereof.

                                             By Order of the Board of Directors

                                             Andrew J. Welle
                                             Secretary

Alexandria, Virginia
February [__], 2008

          PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED
              ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                              AFBA 5STAR FUND, INC.

                           909 North Washington Street
                           Alexandria, Virginia 22314
                          _____________________________

                                 PROXY STATEMENT
                          _____________________________

                     SPECIAL ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 31, 2008

This document is a proxy statement (the "Proxy Statement"). This Proxy Statement is being  furnished  by the Board of  Directors  of AFBA 5Star Fund,  Inc.  (the
"Company") on behalf of the AFBA 5Star Small Cap Fund (the "Fund") in connection with the  solicitation  of proxies for use at the special  annual  meeting  (the
"Meeting") of shareholders to be held at the principal  executive offices of the
Company, 909 North Washington Street,  Alexandria,  Virginia 22314 at 11:00 a.m.
Eastern  Time  on  March  31,  2008  and  at  any  and  all   adjournment(s)  or
postponement(s) thereof:

This Proxy Statement,  the Notice of the Special Annual Meeting of shareholders, proxy cards and voting  instructions were first mailed to shareholders of record on or about February [__], 2008, or as soon as practicable thereafter.

This Proxy Statement sets forth concisely the information that Fund shareholders should  know in  order  to  evaluate  each of the  following  proposals  (each a
"Proposal").  Some of the Proposals are comprised of a series of  sub-proposals, which are described later in this Proxy Statement.

PROPOSAL 1: To  approve  new  sub-investment  advisory  agreements  for the Fund between AFBA Investment Management Company (the "Adviser") and:

     Proposal 1(a): Bjurman, Barry & Associates ("BB&A"), under which BB&A would serve as one of three sub-advisers to the Fund.

     Proposal 1(b): TrendStar Advisors, LLC ("TrendStar"), under which TrendStar would serve as one of three sub-advisers to the Fund.

     Proposal 1(c): The London Company of Virginia (the "London Company"), under which the London Company would serve as one of three  sub-advisers  to the Fund.

PROPOSAL 2: To approve an  Agreement  and Plan of  Reorganization,  pursuant  to which the Company would be reorganized as a Delaware statutory trust.

PROPOSAL 3: To approve a "manager of managers" structure for the Fund.

PROPOSAL 4: To approve the  reclassification of the Fund's investment  objective from fundamental to non-fundamental.

Fund  shareholders  of record at the close of  business on January 22, 2008 (the
"Record  Date") are  entitled  to be present  and to vote at the  Meeting or any adjourned  Meeting.  Each share of record on the Record  Date is entitled to one vote (and a proportionate  fractional  vote for each  fractional  share) on each matter relating to the Fund presented at the Meeting.

This Proxy Statement should be kept for future reference. The most recent annual report of the Fund,  including financial  statements,  for the fiscal year ended
March 31, 2007 has been mailed previously to shareholders.  If you would like to receive additional copies of the shareholder report free of charge, or copies of any  subsequent  shareholder  report,  please  contact  the AFBA 5Star  Funds by writing to the address set forth on the first page of this Proxy Statement or by calling  (888)  578-2733.  Shareholder  reports will be sent by first class mail within three business days of the receipt of the request.

                THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS
               THAT SHAREHOLDERS VOTE FOR PROPOSALS 1, 2, 3 and 4
                          (INCLUDING ANY SUB-PROPOSALS)

                                   PROPOSAL 1:

         TO APPROVE NEW SUB-INVESTMENT ADVISORY AGREEMENTS FOR THE FUND

   (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 1(A) THROUGH 1(C))

COMMON INFORMATION FOR PROPOSALS 1(A) - 1(C)

Introduction

At the Meeting,  the AFBA 5Star Small Cap Fund's (the "Fund")  shareholders will be asked to  approve  definitive  sub-advisory  agreements  (each,  a  "Proposed
Sub-Advisory   Agreement"   and,   collectively,   the  "Proposed   Sub-Advisory
Agreements") between AFBA Investment Management Company (the "Adviser") and each of the following  sub-advisers  (each, a "Sub-Adviser"  and,  collectively,  the
"Sub-Advisers"):  Bjurman,  Barry & Associates  (approximately 40% of the Fund's portfolio)  ("BB&A");  TrendStar Advisors,  LLC (approximately 40% of the Fund's portfolio) ("TrendStar");  and The London Company of Virginia (approximately 20%
of the Fund's portfolio) (the "London Company").

Currently, each Sub-Adviser is serving as sub-adviser to the Fund pursuant to an interim sub-advisory  agreement between the Sub-Adviser and the Adviser (each an
"Interim Agreement" and, collectively, the "Interim Agreements").

The investment affairs of the Fund are managed by the Adviser. Prior to July 16,
2007, the Adviser had retained Kornitzer Capital Management, Inc. ("KCM") as the sole sub-adviser for the Fund. KCM ceased serving as the Fund's sole sub-adviser effective July 15, 2007. At the June Meeting,  however, the Adviser recommended, and the Company's Board of Directors approved,  the use of multiple sub-advisers to diversify  the  portfolios of all the  Company's  funds,  including the Fund, among  various  sub-advisers  and  to  eliminate  the  risks  in  having  a sole sub-adviser  advise  all of  the  Company's  funds.  Consequently,  the  Adviser identified a group of new  sub-advisers  to advise the Fund. In connection  with this  change,  at the June  Meeting,  the  Adviser  recommended,  and the Board, including  a majority  of the  directors  who are not  "interested  persons"  as defined in the 1940 Act ("Independent Directors"),  approved, the appointment of the  Sub-Advisers  as the  new  sub-advisers  for  the  Fund  and  each  Interim
Agreement.  The Board, including a majority of the Independent  Directors,  also approved the  Proposed  Sub-Advisory  Agreements  for each  Sub-Adviser  and the submission  of the Proposed  Sub-Advisory  Agreements to Fund  shareholders  for approval.  Following  these  Board  approvals,  effective  July  16,  2007,  the
Sub-Advisers began managing the Fund's assets pursuant to the Interim Agreements until shareholders approve the Proposed Sub-Advisory Agreements.

Material  Provisions  and  Comparison  of the Current and Proposed  Sub-Advisory
Agreements

KCM Agreement

Prior to July 16,  2007,  KCM  managed  the  day-to-day  operations  of the Fund pursuant to a sub-advisory  agreement between the Adviser and KCM dated April 1,
2001 (the "KCM Agreement").  The Board of Directors most recently voted to renew the KCM  Agreement on January 31, 2007.  The KCM  Agreement  was  submitted  and approved by the initial sole  shareholder  of the Fund on October 12, 2001.  The
KCM Agreement has not been  resubmitted to Fund  shareholders  since its initial approvals because it had not been materially amended.

Interim Agreements

Because KCM ceased serving as the Fund's sole  sub-adviser  prior to the Meeting at  which  the  Fund's  shareholders  will  vote  on the  Proposed  Sub-Advisory
Agreements,  the Board also approved the Interim  Agreements and the appointment of the  Sub-Advisers on an interim basis to begin managing the Fund prior to the
Meeting.  This interim  appointment  allows for the  provision of  uninterrupted sub-advisory  services  to  the  Fund  formerly  managed  by  KCM.  The  Board's appointment of the Sub-Advisers under the Interim Agreements became effective on
July 16,  2007 (the  "Interim  Effective  Date").  As  provided  in the  Interim
Agreements,  the Adviser  will,  in its capacity as  investment  manager for the
Fund,  determine  what  portion of the Fund's  assets  should be  allocated to a particular  Sub-Adviser.  The percentage of the Fund's total assets that will be allocated to a particular Sub-Adviser may be modified, from time to time, in the
Adviser's sole discretion.

Each Interim Agreement between the Sub-Advisers and the Adviser is substantially the same in form and provisions to the KCM Agreement,  except for the provisions relating to term,  termination and  compensation.  Under the KCM Agreement,  KCM received an annual fee of 0.33% of the Fund's daily net assets from the Adviser.
Under the Interim  Agreements,  the Adviser  will pay each  Sub-Adviser  for the costs  the  Sub-Adviser's  services  under  the  Interim  Agreements,  provided, however,  that such costs do not exceed 0.33% of the average daily net assets of the portion of the Fund that a Sub-Adviser is managing.  The Interim  Agreements also  provide  that  they may be  terminated:  (i) by action  of the  Board,  or pursuant to a vote of a majority of the  outstanding  voting  securities  of the
Fund,  at any time,  without  payment  of a penalty,  on  written  notice to the applicable  Sub-Adviser(s);  (ii) by a  Sub-Adviser  at any  time  upon 60 days'
written notice to the Adviser and the Company;  and (iii)  automatically  in the event of its assignment or upon termination of the management  agreement between the Adviser and the Company (the "Management Agreement").

Proposed Sub-Advisory Agreements

Each  of  the  Proposed  Sub-Advisory   Agreements  is  identical  in  form  and
provisions.  The form of the  Proposed  Sub-Advisory  Agreement  is  attached as
Exhibit  A to this  Proxy  Statement.  Below  is a  comparison  of the  material provisions of the KCM Agreement and the Proposed Sub-Advisory Agreements.

Asset  Segregation.  In connection  with the new  multi-manager  approach of the
Fund, the Proposed  Sub-Advisory  Agreements  contemplate  that the Adviser will retain the  responsibility  to assign assets of the Fund to each Sub-Adviser and that each  Sub-Adviser may manage all or a portion of the Fund's assets pursuant to the Adviser's  assignment.  The KCM Agreement  did not  contemplate  that KCM would manage less than the entire asset pool of the Fund.

Advisory Services. Under the Proposed Sub-Advisory Agreements,  the Adviser will retain each Sub-Adviser as a sub-investment adviser for the Fund, subject to the supervision  of the Board of  Directors  of the  Company  and the  Adviser.  The
services  to be  provided  to the Fund by the  Sub-Advisers  under the  Proposed
Sub-Advisory  Agreements  will be  substantially  the same as  those  previously provided by KCM and  currently  provided by the  Sub-Advisers  under the Interim
Agreements.

Under  the KCM  Agreement,  KCM was  responsible  for the  day-to-day  portfolio management of the Fund and determined from time to time the securities and other investments that were purchased,  retained or sold with respect to the Fund. KCM provided  these  services in accordance  with the Fund's  investment  objective, policies and restrictions,  as stated in its current  prospectuses and statement of additional information (together, the "Prospectus"). In addition, the Adviser delegated to KCM, and KCM was  responsible  for,  voting all securities in which the Fund was invested,  without seeking  instruction  from the Adviser.  The KCM
Agreement did not, however, contractually require KCM to provide its services in accordance with the Fund's investment objective,  policies and restrictions,  as stated in its current Prospectus, although KCM had a fiduciary duty to do so. In
addition,   the  KCM  Agreement  did  not  contractually  require  KCM  to  take responsibility  for voting all  securities in which the Fund was invested.  Each
Sub-Adviser  will  have the same  obligations  and  duties  under  the  Proposed
Sub-Advisory  Agreements as set forth above, but all such obligations and duties are set forth as contractual provisions in the Proposed Sub-Advisory Agreements.

Fees and Expenses Generally. The KCM Agreement provided that KCM would receive a set fee for its services to be payable monthly,  but did not contain  provisions regarding  which  party would be  responsible  for  expenses  incurred by KCM in connection  with the services that it provided to the Fund or the ability of the
Adviser to prorate fees if the KCM Agreement was terminated  prior to the end of a month. The Proposed Sub-Advisory  Agreements provide that the Sub-Advisers are each responsible for expenses  incurred in connection with the services provided under the Proposed Sub-Advisory Agreements,  other than the costs of securities, commodities and other  investments  (including  brokerage  commissions and other transaction  charges,  if  any)  purchased  or  otherwise  acquired,  or sold or otherwise disposed of, for the Fund.

Compliance  Policies and  Procedures  and Reports.  KCM  maintained a compliance program, including a Code of Ethics, in accordance with federal securities laws, but was not  contractually  required  to do so  under  the  KCM  Agreement.  The
Proposed Sub-Advisory  Agreements require each Sub-Adviser to provide the Fund's
Chief  Compliance  Officer with (1) the  Sub-Adviser's  compliance  policies and procedures  for  compliance;  (2)  the  Sub-Adviser's  code of  ethics;  (3) all material changes to such policies and procedures and code of ethics; (4) reports and  certifications  regarding  the  Sub-Adviser's  compliance  with its and the
Company's  compliance  policies and procedures  and code of ethics;  and (5) any material compliance matters that may have occurred, among other things.

Brokerage. The KCM Agreement, subject to the primary objective of obtaining best execution,  permitted KCM to place orders for the purchase and sale of portfolio securities and other instruments with  broker-dealers who provided brokerage and research services.  Subject to such policies and procedures adopted by the Board of Directors,  under the KCM Agreement, KCM also was permitted to cause the Fund to pay a member of an  exchange,  broker or dealer an amount of  commission  for effecting a securities transaction in excess of the amount of commission another member of an exchange,  broker or dealer would have charged for  effecting  that transaction,  in such instances where KCM had determined in good faith that such amount of  commission  was  reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that  particular  transaction,  KCM's  overall  responsibilities  with respect to the Fund or KCM's  other  advisory  clients  for which KCM  exercised
investment   discretion.    The   Proposed   Sub-Advisory   Agreements   contain
substantially similar provisions,  with the addition that the Board of Directors of the Company may terminate such  authorization with respect to the Fund at any time for any reason.

In addition to the provisions above included in the KCM Agreement,  the Proposed
Sub-Advisory Agreements also provide that the Sub-Advisers may allocate purchase and sale  orders  for  portfolio  securities  to  brokers  or  dealers  that are affiliated  with  the  Adviser  or a  Sub-Adviser  or  the  Company's  principal underwriter,  if the Sub-Adviser  believes that the quality of the  transactions and the  commission  are  comparable to what they would be with other  qualified firms and provided that the transactions  would be consistent with the Company's policies and procedures regarding  affiliated  transactions and the 1940 Act and the rules and regulations thereunder.  The Proposed Sub-Advisory Agreements also provide that,  consistent with a Sub-Adviser's  fiduciary obligation to the Fund and the Sub-Adviser's other clients,  the Sub-Adviser may aggregate trade orders in order to obtain the most favorable  price or lower  brokerage  commission and efficient execution, to the extent permitted by applicable laws and regulations.
The KCM Agreements did not specifically provide for such brokerage transactions, although  KCM had the  ability to utilize  such  practices  in  accordance  with applicable laws and regulations.

Standard of Care. Under the KCM Agreement,  KCM had a responsibility  to provide the services set forth in the KCM Agreement "to the best of its ability."  Under the Proposed  Sub-Advisory  Agreements,  each Sub-Adviser  would be obligated to exercise the same degree of skill, care and diligence in performing its services to the Fund as the  Sub-Adviser  exercises in performing  similar  services with respect to other  fiduciary  accounts for which the  Sub-Adviser  has investment
responsibilities,   and  that  a  prudent   manager  would  exercise  under  the
circumstances.  The  standard  of care  required  in the  Proposed  Sub-Advisory
Agreements  is a  heightened  standard  of  care to  protect  the  Fund  and its shareholders  against  potential  conflicts  of interest  in a manager  managing multiple accounts.

Limitation of Liability and Indemnification. The KCM Agreement provided that KCM would not be liable  for any error of  judgment,  mistake at law or for any loss suffered by the Adviser of the Company in  connection  with any matters to which the KCM  Agreement  related  except that nothing  would  protect KCM against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless  disregard of its obligations or duties under the KCM Agreement.  The Proposed Sub-Advisory Agreements contain identical provisions.

The KCM Agreement did not contain any  provisions to indemnify the Adviser,  the
Company or the Fund for any  liability  or expenses  that may be  sustained as a result of KCM's willful  misfeasance,  bad faith,  gross  negligence or reckless disregard  of its duties  under the KCM  Agreement.  The  Proposed  Sub-Advisory
Agreements,  however,  contain  provisions  that  require  each  Sub-Adviser  to indemnify the Adviser,  the Company or the Fund and their respective  affiliates and  controlling  persons for any  liability or expenses  that may result from a
Sub-Adviser's  willful  misfeasance,  bad faith,  gross negligence,  or reckless
disregard   for  its  duties   under  the  Proposed   Sub-Advisory   Agreements.
Additionally,  the  Proposed  Sub-Advisory  Agreements  require  the  Adviser to indemnify the Sub-Advisers,  their respective affiliates and controlling persons for any breach by the Adviser of the Proposed  Sub-Advisory  Agreements  or as a
result of the Adviser's willful  misfeasance,  bad faith,  gross negligence,  or reckless disregard for its duties under the Proposed Sub-Advisory  Agreements or violation of applicable law.

Continuance.  If Fund shareholders approve the Proposed Sub-Advisory Agreements, each Proposed Sub-Advisory Agreement will continue until two years from the date
of  its  execution,   unless  earlier  terminated.   The  Proposed  Sub-Advisory
Agreements may be continued  from year to year  thereafter by a majority vote of the Board of Directors or by a vote of a majority of all votes  attributable  to the outstanding shares of the Fund, provided that, in either case, the terms and the renewal  have been  approved  by the vote of a majority  of the  Independent
Directors,  cast in person at a meeting called for the purpose of voting on such approval. The KCM Agreement contained an identical provision.

Termination.  The KCM Agreement  provided that it automatically  terminated with the  Management  Agreement,  on 60 days'  written  notice by the  Company to the
Adviser,  without the payment of any penalty.  The KCM  Agreement  also provided that it would immediately terminate in the event of its assignment.

The Proposed Sub-Advisory Agreements may be terminated, without the payment of a penalty,  by the Adviser or by the Company (by vote of the Board of Directors or by vote of a majority of the  outstanding  voting  securities  of a Fund) at any time. A  Sub-Adviser  may terminate  the Proposed  Sub-Advisory  Agreement on 90 days'  written  notice to the Adviser and the Company,  without the payment of a penalty.  The  Proposed  Sub-Advisory  Agreement  also  provides  that  it  will terminate  automatically  in the event of its  assignment,  except  as  provided otherwise by any rule,  exemptive  order issued by the SEC, or No-Action  Letter provided or pursuant to the 1940 Act, or upon the  termination of the Management
Agreement.  In addition,  the Proposed  Sub-Advisory  Agreement provides that if there is a change of control of the Sub-Adviser  that would act to terminate the
Proposed  Sub-Advisory  Agreement  and  if a vote  of  shareholders  to  approve continuation of the Proposed Sub-Advisory  Agreement is deemed by counsel to the
Company to be required,  the  Sub-Adviser  is required to assume all  reasonable costs  associated  with  soliciting  shareholders  of the Fund of the Company to approve the continuation of the Proposed Sub-Advisory Agreement.

Proposed Sub-Adviser Fees

Pursuant to the Management  Agreement,  the Adviser  receives an annual advisory fee from the Fund of 0.80% based on its average  daily net assets.  The terms of the Management  Agreement are not affected by this  Proposal.  The Fund does not bear any  responsibility  for the  payment  of  sub-advisory  fees  because  the sub-advisory  fees are paid by the Adviser out of the fees it receives under the
Management  Agreement.  Therefore,  the  approval of the  Proposed  Sub-Advisory
Agreements  for each of the  proposed  Sub-Advisers  will not affect the overall investment  advisory fee payable by the Fund to the Adviser.  The annual rate of sub-advisory fees payable to each Proposed Sub-Adviser by the Adviser under each
Proposed  Sub-Advisory  Agreement  will be 0.33% based on the average  daily net assets of the  segment of the Fund that is managed  by a  Sub-Adviser.  This fee rate is the same fee rate that was received by KCM under the KCM Agreement.

Board  Considerations in determinations to recommend BB&A,  TrendStar and London
Company as Sub-Advisers to the Small Cap Fund

At the June Meeting,  the Adviser presented its  recommendation to the Board and discussed the research process and analysis  supporting its  recommendation.  As discussed  above,  the Adviser  described its rationale for moving the Fund to a multiple sub-adviser approach. The Adviser explained that: (i) BB&A's management of  investment  companies  and  institutional  accounts  using  BB&A's small cap strategy,  which  is a  similar  strategy  to the  Fund's,  had  demonstrated  a
disciplined   and  proven   investment   process  that  had  generated   strong,
risk-adjusted   returns  over  the  past  three  and  five  year  periods;  (ii)
TrendStar's  management of an  investment  company and separate  accounts  using
TrendStar's small cap strategy, which is a similar strategy to that of the Fund, had demonstrated a disciplined and proven investment  process that had generated strong,  risk  adjusted  returns over the past three year period;  and (iii) the
London  Company's  management of separate and  institutional  accounts using the
London Company's small cap strategy,  which is a similar strategy to that of the
Fund, had  demonstrated  a disciplined  and proven  investment  process that had generated strong,  risk-adjusted  returns over the past one, three and five year periods.  Moreover, the Adviser explained that each Sub-Adviser's  management of its  small  cap  strategy  suggested  that  there  was  compatibility  among the investment  philosophies  and  methodologies  of BB&A,  TrendStar and the London
Company.

The Adviser explained that, as provided in the Interim and Proposed Sub-Advisory
Agreements,  the Adviser,  in its capacity as  investment  manager for the Fund, will  assign a portion of the Fund's  assets to BB&A,  TrendStar  and the London
Company, respectively, to be managed by them. The percentage of the Fund's total assets that may be allocated to each  Sub-Adviser may be modified,  from time to time, in the Adviser's sole discretion.

As previously  discussed,  the Adviser recommended that BB&A,  TrendStar and the
London  Company  begin  providing  sub-advisory  services  to the Fund  prior to obtaining shareholder approval of the Proposed  Sub-Advisory  Agreement in order to seek the benefits of BB&A's,  TrendStar's and the London  Company's  advisory services in the wake of KCM's departure. Following the Adviser's presentation at the June  Meeting,  as  permitted  by  applicable  law,  the Board,  including a majority of the Independent Directors, approved the Interim Agreements to permit each  Sub-Adviser to manage its segment of the Fund's assets.  In addition,  the
Adviser  recommended,  and the Board of  Directors,  including a majority of the
Independent Directors,  approved,  the Proposed Sub-Advisory  Agreements between the  Adviser  and  each of  BB&A,  TrendStar  and  the  London  Company  and the
submission  of the Proposed  Sub-Advisory  Agreements to Fund  shareholders  for approval.

In determining to approve the Interim  Agreements and the Proposed  Sub-Advisory
Agreements with BB&A, TrendStar and the London Company for their services to the
Fund, the Board received and reviewed a variety of information  from the Adviser and the Sub-Advisers,  including information relating to: (1) the nature, extent and quality of services  to be provided to the Fund by BB&A,  TrendStar  and the
London  Company;  (2) fees and  performance of other  accounts  managed by BB&A,
TrendStar and the London  Company;  and (3) the level of the  sub-advisory  fees that would be paid to BB&A, TrendStar and the London Company,  respectively, for their services to the Fund.

The Board first considered the nature,  extent and quality of the services to be provided by BB&A,  TrendStar and the London  Company.  The Board  considered the quality of the portfolio  management  services to be provided to the Fund, based on the information  given to the Board;  the experience of portfolio  management
teams  at  BB&A,   TrendStar  and  the  London  Company;  the  quality  of  each
Sub-Adviser's  reputation;  and the  operations  and financial  strength of each
Sub-Adviser.  The Board further considered each Sub-Adviser's expertise with and performance record of its other clients with similar investment  mandates as the
Fund.  The  Directors  took  into  consideration  and  were  satisfied  with the qualifications,  expertise and performance of each Sub-Adviser's management team that  would be  responsible  for the  management  of its  portion  of the Fund's assets. Based on the totality of the information considered, the Board concluded that  BB&A,  TrendStar  and the  London  Company  had  the  ability  to  provide sub-advisory services to the Fund.

The Board then  considered  the fees  payable  under the  Interim  and  Proposed
Sub-Advisory  Agreements  by the  Adviser  with  respect  to each  Sub-Adviser's services to the Fund. The Board  considered  that under the Interim  Agreements, each Sub-Adviser's fee would not exceed 0.33% of the average daily net assets of the  segment  of the Fund  managed by it.  The Board  then  considered  that the compensation  payable  to BB&A,  TrendStar  and the  London  Company  under  the
Proposed  Sub-Advisory  Agreements is identical to the  compensation  previously provided  to KCM  under  the  KCM  Agreement.  The  Board  then  considered  the additional  services the Adviser  would be  providing to the Fund in  connection with  allocating  the Fund's assets among the  Sub-Advisers  and  monitoring and
supervising  multiple  Sub-Advisers,   instead  of  just  one.  The  Board  then
considered the  sub-advisory  fees as compared  other accounts  managed by BB&A,
TrendStar  and the  London  Company,  and  concluded  that  the fees  that  each
Sub-Adviser  would  received  for its  services  to the Fund were below the fees charged by the Sub-Adviser for accounts  requiring like services and management.
With respect to the possibility of realizing  economies of scale with respect to the Fund,  the Board  noted that the fee  schedule  to be paid by the Adviser to
BB&A,  TrendStar  and the London  Company for their  services  was less than the lowest fee schedule that each Sub-Adviser  offered to its other clients and that the fee is already discounted to less than the lowest breakpoint available.

The Board then  considered the "fall out" or ancillary  benefits that may accrue to BB&A, TrendStar and the London Company as a result of their relationship with the Fund; such as the research  services  available to each Sub-Adviser  through soft dollar brokerage commissions.  The Board noted that there did not appear to be any other significant benefits in this regard. With respect to profitability, the  Directors  took into  account  the  Adviser's  on-going  monitoring  of the appropriateness and competitiveness of the sub-advisory fees and fee structure.

After evaluation of the past  performance,  fee and expense  information and the profitability,  ancillary benefits and other  considerations as described above, and in light of the  nature,  extent and  quality of  services to be provided by
BB&A,  TrendStar and the London  Company,  the Board concluded that the level of fees to be paid to each Sub-Adviser is reasonable.

The  Independent  Directors  met in  executive  session  with their  independent counsel to discuss  their  fiduciary  duties and the relevant  factors that they should  consider  during  their  evaluation.  In voting to approve  the  Interim
Agreements and the Proposed  Sub-Advisory  Agreements,  the Board considered all relevant  factors.  The Board did not  identify  any  single  factor as being of paramount  importance  and each  Director  gave  varying  weights to each factor according to his own judgment.  The Directors  determined that they had received adequate  information and were able to conclude that the approval of the Interim
Agreements  and  the  Proposed  Sub-Advisory  Agreements  would  be in the  best interests of the Fund and its shareholders.

Required Vote

Approval of Proposals  1(a) - 1(c) by the Fund's  shareholders  will require the affirmative vote of a majority of outstanding  shares of such Fund, as that term is defined in the 1940 Act.  Under the 1940 Act,  the vote of a "majority of the outstanding  shares" means the vote of (1) 67% or more of the voting  securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding  shares are present or represented by proxy, or (2) more than 50% of the outstanding  voting  securities  entitled to vote on the Proposal, whichever is less.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF PROPOSALS 1(A) - 1(C)

SUB-PROPOSAL 1(A): TO APPROVE A NEW SUB-ADVISORY  AGREEMENT  BETWEEN THE ADVISER
     AND BJURMAN, BARRY & ASSOCIATES FOR THE AFBA 5STAR SMALL CAP FUND

The investment  affairs of the Fund are managed by the Adviser.  The Adviser has currently  divided  the Fund's  portfolio  among  three  sub-advisers.  BB&A and
TrendStar  are each  managing  approximately  40% of the  Fund's  assets and the
London  Company is managing  approximately  20% of the Fund's  assets.  From the
Fund's  inception  until July 15, 2007, the Fund was managed solely by KCM using its proprietary investment strategies, subject to the supervision of the Adviser and the  oversight  of the Board.  KCM ceased  acting as the Fund's  sub-adviser effective on July 15, 2007. In connection  with the change in  sub-advisers  and the  Adviser's  belief  that the Fund's  performance  would be  enhanced  by the introduction  of three  separate  sub-advisers  for the  Fund's  portfolio,  the
Adviser chose BB&A as one of the new sub-advisers for the Fund. The Adviser also chose  TrendStar and London  Company to manage the remaining  assets of the Fund
(see  Proposals  1(b) and 1(c) below for more  information  on  TrendStar's  and
London Company's proposed management of the remaining segments of the Fund).

The  choice of BB&A to manage a segment  of the  Fund's  portfolio  followed  an extensive search and rigorous  quantitative and qualitative screening process by the Adviser.  Each  potential  sub-adviser  was reviewed to, among other things,
assess  that  sub-adviser's   investment  style,  philosophy  and  process,  the
sub-adviser's long-term and short-term risk-adjusted performance in the specific style of the Fund,  the  qualifications  and  suitability  of the people  making investment  decisions,  and the  organizational  structure  of the  sub-adviser, including  the  resources  dedicated to the  management  of  portfolios  with an investment  objective  and  strategies  similar to the Fund.  In  addition,  the
Adviser  considered  the  marketability,   compensation  philosophy  and  client
management and communication skills of each potential  sub-adviser in making its determination. In making its final decision, the Adviser conducted due diligence to seek to ensure  that BB&A is  financially  sound and  otherwise  stable;  has capable and experienced employees in key positions; has good financial controls;
and has a  satisfactory  compliance  program.  As a  result  of  this  selection process, the Adviser identified BB&A as its choice for co-managing the Fund.

General Information about the Sub-Adviser

BB&A was  founded  in 1970 and is an  investment  adviser  registered  under the
Advisers Act. BB&A's  headquarters are located at 10100 Santa Monica  Boulevard,
Suite 1200,  Los Angeles,  CA 90067.  As of December  31,  2007,  BB&A had total assets under  management  of  approximately  $968.7  million.  BB&A is currently wholly owned by O. Thomas Barry, III and George Andrew Bjurman, the directors of
BB&A. BB&A is not affiliated with the Adviser.

Set forth below is a listing of the principal  executive  officers and directors of BB&A. The positions of the principal executive officers and directors of BB&A constitute  their  principal  occupations.  The business  address of each person listed below is the same as BB&A's business address.

Name                         Title/Position
George Andrew Bjurman        Director, Chief Executive Officer and President
O. Thomas Barry, III         Director, Chief Investment Officer and Senior
                             Executive Vice President
Stephen W. Shipman           Executive Vice President, Director of Research
Kathy K. Pommet              Chief Compliance Officer

BB&A does not currently manage the assets of any other registered investment companies that have investment  objectives and strategies similar to that of the
Fund.

None of the  officers  or  Directors  of the  Fund is an  officer,  director  or shareholder  of BB&A,  nor do any of the  officers or Directors of the Fund have any direct or indirect material interest in BB&A.

  THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1(A) - THE APPROVAL OF A NEW
     SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND BB&A FOR THE SMALL CAP FUND

SUB-PROPOSAL 1(B): TO APPROVE A NEW SUB-ADVISORY  AGREEMENT  BETWEEN THE ADVISER
     AND TRENDSTAR ADVISORS, LLC FOR THE AFBA 5STAR SMALL CAP FUND

The investment  affairs of the Fund are managed by the Adviser.  The Adviser has currently  divided  the Fund's  portfolio  among  three  sub-advisers.  BB&A and
TrendStar  are each  managing  approximately  40% of the  Fund's  assets and the
London  Company is managing  approximately  20% of the Fund's  assets.  From the
Fund's  inception  until July 15, 2007, the Fund was managed solely by KCM using its proprietary investment strategies, subject to the supervision of the Adviser and the  oversight of the Board.  KCM ceased acting as  sub-adviser  of the Fund effective on July 15, 2007. In connection  with the change in  sub-advisers  and the  Adviser's  belief  that the Fund's  performance  would be  enhanced  by the introduction  of three  separate  sub-advisers  for the  Fund's  portfolio,  the
Adviser chose TrendStar as one of the new sub-advisers for the Fund. The Adviser also chose BB&A and London  Company to manage the  remaining  assets of the Fund
(see  Proposals  1(a)  above and 1(c) below for more  information  on BB&A's and
London Company's proposed management of the remaining segments of the Fund).

The choice of TrendStar to manage a segment of the Fund's portfolio  followed an extensive search and rigorous  quantitative and qualitative screening process by the Adviser.  Each  potential  sub-adviser  was reviewed to, among other things,
assess  that  sub-adviser's   investment  style,  philosophy  and  process,  the
sub-adviser's long-term and short-term risk-adjusted performance in the specific style of the Fund,  the  qualifications  and  suitability  of the people  making investment  decisions,  and the  organizational  structure  of the  sub-adviser, including  the  resources  dedicated to the  management  of  portfolios  with an investment  objective  and  strategies  similar to the Fund.  In  addition,  the
Adviser  considered  the  marketability,   compensation  philosophy  and  client
management and communication skills of each potential  sub-adviser in making its determination. In making its final decision, the Adviser conducted due diligence to seek to ensure that TrendStar is financially sound and otherwise stable;  has capable and experienced employees in key positions; has good financial controls;
and has a  satisfactory  compliance  program.  As a  result  of  this  selection process,  the Adviser  identified  TrendStar as its choice for  co-managing  the
Fund.

General Information about the Sub-Adviser

TrendStar  is  an  investment   adviser   registered  under  the  Advisers  Act.
TrendStar's  headquarters  are  located at 7300  College  Boulevard,  Suite 308,
Overland  Park,  KS 66210.  As of December 31, 2007,  TrendStar had total assets under  management of  approximately  $300 million.  TrendStar is wholly owned by
Thomas  W.  Laming,  Kyle R.  Bubeck  and  James R.  McBride.  TrendStar  is not
affiliated with the Adviser.

Set forth below is a listing of the principal  executive  officers and directors of TrendStar. The positions of the principal executive officers and directors of
TrendStar constitute their principal  occupations.  The business address of each person listed below is the same as TrendStar's business address.

Name                         Title/Position
Thomas W. Laming             Managing Member, President, Chief Executive Officer
                             and Chief Investment Officer
Kyle R. Bubeck               Member, Chief Financial Officer, Chief Compliance
                             Officer and Treasurer
James R. McBride             Member, Vice President and Portfolio Manager

TrendStar  currently  serves as sole  investment  adviser  for the assets of one other  registered  investment  company  that  has an  investment  objective  and strategies  similar to that of the Small Cap Fund.  Information  regarding  that fund is below:

                                   Assets
Name:                     (as of December 31, 2007):     Advisory Fee

TrendStar Small Cap Fund          $28,882,064            0.70% on assets up to $100 million
                                                         0.60% on assets over $100 million

None of the  officers  or  Directors  of the  Fund is an  officer,  director  or shareholder  of  TrendStar,  nor do any of the officers or Directors of the Fund have any direct or indirect material interest in TrendStar.

  THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1(B) - THE APPROVAL OF A NEW
     SUB-ADVISORY  AGREEMENT BETWEEN THE ADVISER AND TRENDSTAR FOR THE SMALL CAP
     FUND

SUB-PROPOSAL 1(C): TO APPROVE A NEW SUB-ADVISORY  AGREEMENT  BETWEEN THE ADVISER
     AND THE LONDON COMPANY OF VIRGINIA FOR THE AFBA 5STAR SMALL CAP FUND

The  investment  affairs of the Fund  managed by the  Adviser.  The  Adviser has currently  divided  the Fund's  portfolio  among  three  sub-advisers.  BB&A and
TrendStar  are each  managing  approximately  40% of the  Fund's  assets and the
London  Company is managing  approximately  20% of the Fund's  assets.  From the
Fund's  inception  until July 15, 2007, the Fund was managed solely by KCM using its proprietary investment strategies, subject to the supervision of the Adviser and the  oversight of the Board.  KCM ceased acting as  sub-adviser  of the Fund effective on July 15, 2007. In connection  with the change in  sub-advisers  and the  Adviser's  belief  that the Fund's  performance  would be  enhanced  by the introduction  of three  separate  sub-advisers  for the  Fund's  portfolio,  the
Adviser chose the London  Company as one of the new  sub-advisers  for the Fund.
The Adviser also chose BB&A and TrendStar to manage the remaining  assets of the
Fund (see  Proposals  1(a) and 1(b)  above for more  information  on BB&A's  and
TrendStar's proposed management of the remaining segments of the Fund).

General Information about the Sub-Adviser

The London  Company  was  founded by Stephen M.  Goddard,  CFA in 1994 and is an investment  adviser  registered  under the Advisers  Act.  The London  Company's headquarters are located at 1801 Bayberry Court, Suite 301, Richmond,  VA 23226.
As of December 31, 2007, the London Company had total assets under management of approximately  $642  million.  London  Company is currently  wholly owned by Mr.
Goddard. The London Company is not affiliated with the Adviser.

Set forth below is a listing of the principal  executive  officers and directors of the London  Company.  The positions of the principal  executive  officers and directors of the London Company  constitute  their  principal  occupations.  The business address of each person listed below is the same as the London Company's business address.

Name                   Title/Position
Stephen M. Goddard     President, Chief Investment Officer, Managing Director
                       and Owner
James T. Moody         Director of Research and Portfolio Manager
Louise Mary Swartz     Chief Compliance Officer and Marketing and Client
                       Services Administrator

The  London  Company  currently  does not  manage  assets  of  other  registered investment  companies that have an investment  objective and strategy similar to that of the Small Cap Fund.

None of the  officers  or  Directors  of the  Fund is an  officer,  director  or shareholder  of the London  Company,  nor do any of the officers or Directors of the Fund have any direct or indirect material interest in the London Company.

  THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1(C) - THE APPROVAL OF A NEW
SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND LONDON COMPANY FOR THE SMALL CAP
                                      FUND

                                   PROPOSAL 2:

    TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE
             COMPANY TO REORGANIZE INTO A DELAWARE STATUTORY TRUST

INTRODUCTION

The Board of the Company recommends that the shareholders of the Fund approve an
Agreement and Plan of Reorganization  (a "Delaware Plan"),  substantially in the form attached to this Proxy  Statement as Exhibit B, that would change the state and  form of  organization  of the  Company  from a  Maryland  corporation  to a
Delaware  statutory trust.  This proposed change has been approved by all of the
Company's other funds. This proposed change calls for the  reorganization of the
Company  into a newly formed  Delaware  statutory  trust (the "DE  Trust").  The proposed  reorganization  will be referred to throughout this proxy statement as the "Reorganization." To implement the Reorganization,  the Board of the Company has approved the Delaware  Plan,  which  contemplates  the  continuation  of the current business of the Company in the form of the new DE Trust.

If  the  Delaware  Plan  is  approved  by  shareholders  of  the  Fund  and  the
Reorganization is implemented for the Company, a series of the DE Trust (the "DE
Fund") would have the same investment  goals,  policies and  restrictions as the
Fund  (including,  if  approved  by  shareholders  at the  Meeting,  any amended fundamental  investment  restrictions  described  in  Proposal  4 in this  proxy statement).  The DE Trust's  Board and the officers of the DE Trust would be the same as those of the Company,  and would operate the DE Trust in essentially the same manner as they previously operated the Company. Thus, on the effective date of the  Reorganization,  you  would  hold an  interest  in the DE Trust  that is equivalent  to your  interest in the  Company.  For all  practical  purposes,  a shareholder's investment in the Fund would not change.

BACKGROUND AND REASONS FOR THE REORGANIZATION

The Board of the Company has  determined  that  investment  companies  formed as
Delaware  statutory  trusts have certain  advantages over  investment  companies
organized  as  Maryland  corporations.   Under  Delaware  statutory  trust  law,
investment   companies  are  able  to  simplify  their  operations  by  reducing administrative  burdens.  For  example,  the Delaware  Statutory  Trust Act (the
"DSTA")  allows a Delaware  statutory  trust to file a one-page  Certificate  of
Trust with the State of Delaware, which rarely needs to be amended. In contrast,
Maryland corporations are required to file articles of incorporation,  which can be relatively  large  documents,  with the Maryland  Secretary of State and must file any amendments or supplements to their articles of  incorporation  with the
Maryland  Secretary of State (for example,  to increase the amount of authorized shares of stock or to  designate  and  create  additional  classes  or series of shares). Such filings and any related filing fees are not required in Delaware.

Funds organized as Delaware  statutory  trusts also have greater  flexibility in structuring  shareholder  voting rights and shareholder  meetings.  For example, under  Maryland  law,  certain  fund  transactions,  such  as  mergers,  certain reorganizations  and liquidations,  are subject to mandatory  shareholder votes, some of which  may  require a  super-majority  vote.  The DSTA  allows a fund to provide in its governing  documents that each of these types of transactions may go forward with only trustee approval; all are subject,  however, to any special voting  requirements of the 1940 Act.  Finally,  Maryland  corporate law imposes more stringent record date, notice,  quorum and adjournment  provisions than the
DSTA,  which may  cause  shareholder  meetings  to be more  costly  and may make obtaining any necessary shareholder approvals more difficult.

Finally,  Delaware has a well-established body of legal precedent in the area of corporate law that may be relevant in deciding  issues  pertaining to a Delaware statutory  trust.  This could benefit the DE Trust and its  shareholders by, for example,  making litigation involving the interpretation of provisions in the DE
Trust's governing instruments less likely or, if litigation should be initiated, less burdensome or expensive.  Exhibit C to this proxy statement includes a more complete  description of the advantages of the Delaware  statutory trust form of organization and the differences  between Delaware statutory trusts and Maryland corporations.

PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION

Procedures and General Consequences

Upon  completion  of the  Reorganization,  the DE  Trust  and the DE  Fund  will continue  the  business of the Company and the Fund with the same  corresponding
investment   goals  and   policies  as  those   existing  on  the  date  of  the
Reorganization  (including  those  approved  in  Proposal  4 and 5 of this proxy statement),  and will hold the same portfolio of securities  previously  held by the Fund. The DE Fund will be operated  under  substantially  identical  overall management, investment management, sub-advisory, distribution and administrative arrangements as those of the Fund. As the successor to the Company's operations, the DE Trust will adopt the Company's  registration  statement under the federal securities  laws  with  amendments  to show  the new  Delaware  statutory  trust structure.

The DE Trust was  created  solely for the  purpose  of  becoming  the  successor organization to, and carrying on the business of, the Company. To accomplish the
Reorganization,  the Delaware  Plan  provides that the Fund will transfer all of
its  portfolio  securities  and  any  other  assets,   subject  to  its  related
liabilities,  to the DE Fund. In exchange for these assets and liabilities,  the
DE Fund will issue its own shares to the Fund,  which will then distribute those shares pro rata to you as a shareholder of the Fund. Through this procedure, you will receive  exactly the same number and dollar amount of shares of the DE Fund as you held in the corresponding Fund on the date of the Reorganization. The net asset value of each share of the DE Fund will be the same as that of the Fund on the date of the  Reorganization.  You will retain the right to any  declared but undistributed  dividends  or other  distributions  payable on the shares of your
Fund that you may have had as of the effective  date of the  Reorganization.  As soon as practicable  after the date of the  Reorganization,  the Company will be dissolved and will cease its existence.

The Board may terminate the Delaware Plan and abandon the  Reorganization at any time prior to the effective  date of the  Reorganization  if it determines  that proceeding with DE  Reorganization  is inadvisable and not in the best interests of Fund  shareholders.  If the Reorganization is not approved by shareholders of the Fund, or if the Board abandons the Reorganization, the Company will continue to operate as a Maryland corporation.

Investment Advisory and Sub-Advisory Agreements

As a result of the Reorganization,  the Fund will be subject to a new investment management  agreement between the Trust and Adviser and sub-advisory  agreements between  the  Adviser  and  the  sub-advisers.  The  new  investment  management agreement and  sub-advisory  agreements will be  substantially  identical to the current investment  management agreement and sub-advisory  agreements (including those  approved  in  Proposal  1) between  the  Company  and the Adviser and the
Adviser and the sub-advisers, respectively.

Shareholder Servicing Agreements and Distribution Plans

The current custody agreement between PFPC Trust Company and the Company and the current transfer agent and shareholder services agreement and administration and accounting  agreement between PFPC, Inc. for the Company will be assigned to the new DE Trust.  The DE Trust will enter into a new  distribution  agreement  with
PFPC Distributors,  Inc. for distribution  services.  This new agreement will be substantially identical to the distribution agreement currently in place for the
Company.

As of  the  effective  date  of  the  Reorganization,  the DE  Trust  will  have distribution  and  shareholder  servicing plans under Rule 12b-1 of the 1940 Act relating to the distribution and shareholder  servicing of the classes of shares that are substantially  identical to the distribution and shareholder  servicing plans currently in place for the corresponding classes of shares of the Fund.

EFFECTS OF SHAREHOLDER APPROVAL OF THE DELAWARE PLAN

Under the 1940  Act,  the  shareholders  of an  investment  company  must  elect
trustees  and  approve  the  initial   investment   management   agreement   and
sub-advisory  agreements  for a fund.  Theoretically,  if the  Delaware  Plan is approved  for the Company and the Company is  reorganized  as the DE Trust,  the shareholders  of the DE  Trust  would  need to vote on  these  items in order to comply with the 1940 Act.

In order to comply with these  requirements  and  consistent  with SEC guidance, shareholder approval of the Delaware Plan will also constitute,  for purposes of the 1940 Act,  shareholder approval of: (1) the election of the Board members of the Company who are in office on the  effective  date of the  Reorganization  as trustees  of the DE  Trust;  and (2) new  investment  management  agreement  and sub-advisory agreements for the DE Trust that are substantially identical to the investment management and sub-advisory  agreements (including those sub-advisory agreements  approved by shareholders in Proposal 1 at the Meeting)  currently in place for Fund.

If the Delaware Plan is approved by the Fund's  shareholders,  then this initial shareholder  approval  for the new DE  Trust  will be  arranged  by the Fund (1)
purchasing  one share of the  corresponding  DE Fund;  (2) as sole  shareholder, voting  "FOR"  the  election  of Board  members  and the  investment  management agreement and sub-advisory  agreements;  and (3) then redeeming its shares,  all prior to the completion of the Reorganization.  These actions will enable the DE
Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

CAPITALIZATION AND STRUCTURE OF THE DE TRUST

The DE Trust was  formed as a  Delaware  statutory  trust on  August  31,  2007, pursuant to  Delaware  law.  The DE Trust is  authorized  to issue an  unlimited number of shares of beneficial  interest,  without par value, of the same series and classes as the Company.

As of the effective date of the Reorganization,  shares of the respective series and classes of the Company and the DE Trust will: (1) have similar  distribution and redemption  rights; (2) be fully paid and  non-assessable;  (3) have similar conversion  rights;  (4) have no preemptive  or  subscription  rights;  (5) have similar  voting and  liquidation  rights;  and (6) have one vote per share and a proportionate  fractional vote for each fractional  share.  Neither the DE Trust nor the Company  provides  for  cumulative  voting in the  election of its Board members. The DE Trust also will have the same fiscal year as the Company.

EXPENSES OF THE REORGANIZATION

The Adviser has agreed to pay the costs associated with the Reorganization.

TAX CONSEQUENCES

The Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the  Reorganization  is completed.  Generally,  the basis and holding  period of your shares in the Fund will be the same as the basis and holding  period of your shares in the DE Fund.
Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and the Company,  that,  under the Internal  Revenue Code, the exchange of assets of the Fund for the shares of a corresponding  DE Fund, the transfer of such shares to the  shareholders of the Fund and the dissolution of the Company  pursuant to the Delaware  Plan will not give rise to the  recognition  of a gain or loss for federal  income  tax  purposes  to the  Fund,  the DE Fund or  either  of  their shareholders.

EFFECT OF MY VOTING "FOR" THE DELAWARE PLAN

By voting "FOR" the Delaware  Plan, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware  statutory  trust,  with Board members,
investment   policies  and  restrictions,   investment   management   agreement,
sub-advisory agreements (including those approved at the Meeting in Proposal 1), distribution and shareholder servicing plans and other service arrangements that are substantially identical to those currently in place for the Fund.

SHAREHOLDER APPROVAL

Proposal 2 must be approved by the Fund's  shareholders,  voting separately,  by the  affirmative  vote of a  majority  of the  outstanding  shares  of the  Fund entitled to vote.

If   shareholders  of  each  Fund  do  not  approve  the   Reorganization,   the
Reorganization will be abandoned.

                              THE BOARD RECOMMENDS
            A VOTE FOR PROPOSAL 2 - APPROVAL OF THE REORGANIZATION OF
                   THE COMPANY INTO A DELAWARE STATUTORY TRUST

                                   PROPOSAL 3:

            TO APPROVE A MANAGER OF MANAGERS STRUCTURE FOR EACH FUND

INTRODUCTION

The Manager of Managers  Structure (as defined  below) is intended to enable the
Fund to operate  with  greater  efficiency  by  allowing  the  Adviser to employ sub-advisers  best suited to the needs of the Fund without incurring the expense and delays  associated  with obtaining  shareholder  approval of sub-advisers or sub-advisory  agreements.  Ordinarily,  federal law requires  shareholders  of a mutual fund to approve a new  sub-advisory  agreement  before such  sub-advisory agreement may become effective.  Specifically,  Section 15 of the 1940 Act makes it  unlawful  for any person to act as an  investment  adviser  (including  as a sub-adviser) to a mutual fund,  except  pursuant to a written  contract that has been  approved by  shareholders.  Section 15 also  requires  that an  investment advisory  agreement  (including a sub-advisory  agreement)  provide that it will terminate  automatically  upon its  "assignment,"  which,  under  the 1940  Act, generally includes the transfer of an advisory agreement itself or the change in control of the investment adviser through the transfer of a controlling block of the investment adviser's outstanding voting securities.

To comply  with  Section 15 of the 1940 Act,  the Fund must  obtain  shareholder
approval  of  a   sub-advisory   agreement  in  order  to  employ  one  or  more
sub-advisers, replace an existing sub-adviser,  materially change the terms of a sub-advisory  agreement or continue the  employment  of an existing  sub-adviser
when  that  sub-adviser's   sub-advisory  agreement  terminates  because  of  an
"assignment."

Pursuant to the current  Management  Agreement between the Fund and the Adviser,
the  Adviser,   subject  to  the  supervision  of  the  Board  and  approval  of shareholders,  serves as the Fund's investment  manager. As such, the Adviser is responsible for, among other things,  managing the assets of the Fund and making decisions  with respect to purchases  and sales of  securities  on behalf of the
Fund.  The  Adviser is  permitted  under the  Management  Agreement,  at its own expense, to select and contract with one or more sub-advisers to perform some or all of the services for the Fund for which the Adviser is responsible under such
Agreement. If the Adviser delegates investment advisory duties to a sub-adviser, the Adviser  remains  responsible  for all  advisory  services  furnished by the sub-adviser.  Before  the  Adviser  may  engage  a  sub-adviser  for  the  Fund, shareholders of the Fund must approve the agreement with such sub-adviser.

The proposed "manager of managers" structure, however, would permit the Adviser, as the Fund's investment  manager,  to appoint and replace  sub-advisers,  enter into sub-advisory agreements, and amend and terminate sub-advisory agreements on behalf of the Fund  without  shareholder  approval  (the  "Manager  of  Managers
Structure").  The  employment of the Manager of Managers  Structure on behalf of the Fund, however, is contingent upon either (i) the Company's and the Adviser's receipt of exemptive  relief from the U.S.  Securities  and Exchange  Commission
(the  "SEC"),  or  (ii)  the  adoption  of a rule  by the  SEC  authorizing  the employment  of a Manager of Managers  Structure.  In either case,  the Fund must obtain  shareholder  approval  before it may  implement  the Manager of Managers
Structure.  Because a meeting of  shareholders  is needed to approve  the Funds'
Sub-Advisory  Agreements and to vote on other matters,  the Board  determined to seek shareholder approval of the Manager of Managers Structure at the Meeting to
avoid additional meeting and proxy  solicitation costs in the future.  There can be no assurance that exemptive  relief will be granted by the SEC or that a rule authorizing the employment of a Manager of Managers structure will be adopted by the SEC.

Adoption  and use by the Fund of the  Manager  of Mangers  Structure  would only enable the  Adviser to hire and replace a  sub-adviser  (or  materially  amend a sub-advisory  agreement) without shareholder  approval.  The Manager of Managers
Structure would not: (i) permit  investment  management fees paid by the Fund to be  increased  without  shareholder  approval;  or  (ii)  change  the  Adviser's responsibilities  to the Fund,  including the Adviser's  responsibility  for all advisory  services  furnished  by a  sub-adviser.  Additionally,  the Manager of
Managers  Structure  would not affect the right of a majority  of the  Company's
Board,  or  a  majority  of  the  Fund's  outstanding  shares,  to  terminate  a
Sub-Advisory Agreement at any time without the payment of any penalty.

At the  meeting  of the Board of  Directors  held on June 27,  2007  (the  "June
Meeting"),  the  Board,  including  a  majority  of the  Independent  Directors, approved the use of the Manager of Managers  Structure,  subject to  shareholder approval  and action by the SEC as  described  above.  The  shareholders  of the
Company's other funds have approved this Proposal.  As noted above,  the Manager of Managers  Structure  is intended to enable the Fund to operate  with  greater efficiency  and  without  incurring  the  expense  and  delays  associated  with obtaining shareholder approval of sub-advisers or sub-advisory agreements. While the  Adviser  and the  Board do not  immediately  expect to use the  Manager  of
Managers Structure after receipt of necessary SEC approval (by order or rule) by replacing one or more sub-advisers to manage the Fund's  portfolio,  the Adviser and the Board do intend to make use of such structure in the future in the event they believe that doing so would likely enhance Fund  performance by introducing a different  investment style or focus. The Board determined to seek shareholder approval of the Manager of Managers  Structure in  connection  with the Meeting, which was otherwise  required to be held, to avoid additional  meeting and proxy solicitation costs in the future.

The Adviser and the Board believe that the employment of the Manager of Managers
Structure  will:  (1) enable the Board to act more quickly and with less expense to the Fund in order to appoint an initial or a new sub-adviser when the Adviser and the Board believe that such  appointment  would be in the best  interests of the  Fund's  shareholders;  and (2)  help  the Fund to  enhance  performance  by permitting  the Adviser to allocate and  reallocate a Fund's assets among itself and one or more  sub-advisers  when the  Adviser and the Board  believe  that it would be in the best  interests  of the Fund's  shareholders  (for  example,  to engage a sub-adviser with a different  investment style if deemed appropriate by the Adviser and the Board).

Based on the above,  the Board of  Directors  is hereby  soliciting  shareholder approval of the employment of the Manager of Managers  Structure with respect to the Fund.

FUTURE RIGHTS OF SHAREHOLDERS TO VOTE ON SUB-ADVISORY AGREEMENTS

If this  Proposal is  approved,  the Adviser in the future would be permitted to appoint  and  replace  sub-advisers  (including  the  Sub-Advisers  that  may be approved at this Meeting) for the Fund and to enter into, and approve amendments to sub-advisory  agreements without first obtaining  shareholder  approval.  The employment of the Manager of Managers  Structure is contingent  upon the receipt by the  Company  and the  Adviser of  exemptive  relief  from the SEC and/or the adoption  of a rule by the SEC  authorizing  the  employment  of the  Manager of
Managers Structure.  In all cases, however, (i) the Board,  including a majority
of  the  Independent  Directors,   must  approve  new  or  amended  sub-advisory
agreements;  (ii)  shareholder  approval  would  not  be  necessary;  (iii)  the
Adviser's  responsibilities  to the Fund would remain unchanged;  and (iv) there would be no  increase in  investment  management  fees paid by the Fund  without further  shareholder  approval.  Until receipt of exemptive  relief from the SEC and/or the adoption of an SEC rule  authorizing  the  employment of a Manager of
Managers Structure, the Adviser will only enter into new or amended sub-advisory agreements with shareholder approval, to the extent required by law.

Sub-advisory  agreements with  sub-advisers that are affiliated with the Adviser
("Affiliated  Sub-advisers"),  if any,  generally  would  remain  subject to the shareholder approval requirement.  The Company and the Adviser may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate, or rely on any further SEC rule or interpretation,  which would permit the Adviser to enter
into  new  or  materially   modify   sub-advisory   agreements  with  Affiliated
Sub-advisers without shareholder  approval.  Therefore,  under this Proposal, we are seeking  shareholder  approval to apply the Manager of Managers Structure to
Affiliated Sub-advisers, subject to necessary regulatory relief.

If this  Proposal is not approved by the Fund's  shareholders,  then the Adviser would only enter into new or materially  amended  sub-advisory  agreements  with shareholder  approval,  causing  delay and  expense  in  making a change  deemed beneficial to the Fund and its shareholders by the Board of Directors.

CONDITIONS OF THE ORDER AND/OR THE RULE

If still  necessary  under  current  SEC  rules,  the  Company  and the  Adviser anticipate  seeking  the  necessary  approval  from  the SEC  immediately  after receiving  shareholder approval of this Proposal.  Such approval would be in the form of an  exemptive  order  permitting  the  Adviser  to employ a  Manager  of
Managers Structure with respect to the Fund (the "Order").  On October 23, 2003, the SEC  proposed  Rule 15a-5 under the 1940 Act that,  if adopted as  proposed, would  permit  the  Company  and the  Adviser  to employ a Manager  of  Managers
Structure  with respect to the Fund without  obtaining  the Order (the  "Rule"), provided that  shareholders of a Fund approve the Manager of Managers  Structure prior to  implementation.  To date, the proposed Rule has not been adopted.  You are also being asked to approve this Proposal and permit the  implementation  of the Manager of Managers  Structure for the Fund  contingent  upon the receipt by the Company and the Adviser of the Order or the adoption of the  proposed  Rule, whichever  is  earlier.  There is no  assurance  that  exemptive  relief will be granted or that the proposed Rule will be adopted.

The Order would grant the Fund  relief  from  Section  15(a) of the 1940 Act and certain  rules under the 1940 Act so that the Company and the Adviser may employ the Manager of Managers  Structure with respect to the Fund,  subject to certain conditions,  including the approval of this Proposal by the Fund's shareholders.
Neither  the  Fund nor the  Adviser  would  rely on the  Order  unless  all such conditions have been met. Upon finalization of the proposed Rule, it is expected that the Order  will  expire  and that a Fund  using  the  Manager  of  Managers
Structure  will comply with the then final  Rule's  requirements.  The  ultimate conditions  that would be included in the final Rule are  expected to be similar to those included in the Order,  but the conditions  could differ to some extent from the conditions imposed under the final Rule. The conditions for relief that will be in the  application  for the  Order  are  expected  to be  substantially similar to those  customarily  included in similar  applications  filed by other investment  company  complexes and approved by the SEC. Such  conditions  are as follows:

(1) the Adviser will  provide,  pursuant to the  Management  Agreement,  general management services to the Fund, including overall supervisory responsibility of the general  management  and  investment  of the Fund's  assets and,  subject to review and approval of the  appropriate  Board,  will (i) set the Fund's overall investment  strategies,  (ii)  evaluate,  select and recommend  sub-advisers  to manage  all  or a  portion  of the  Fund's  assets,  (iii)  allocate  and,  when appropriate,  reallocate the Fund's assets among one or more sub-advisers,  (iv)
monitor and  evaluate  sub-adviser  performance,  and (v)  implement  procedures
reasonably   designed  to  ensure  that  sub-advisers  comply  with  the  Fund's investment objective, policies and restrictions;

(2) Before the Fund may rely on the Order, the operation of the Fund pursuant to a Manager of  Managers  Structure  will be  approved by a majority of the Fund's outstanding voting shares as defined in the 1940 Act;

(3) The  Prospectus  for the Fund will  disclose the  existence,  substance  and effect of the Order. In addition, the Fund will hold itself out to the public as employing the Manager of Managers  Structure.  The Prospectus  will  prominently disclose that the Adviser has ultimate  responsibility,  subject to oversight by the Board, to oversee the sub-advisers  and recommend their hiring,  termination and replacement;

(4) Within 90 days of the hiring of any new  sub-adviser,  the Fund will furnish its shareholders with an information  statement containing all information about the new  sub-adviser,  including,  as  applicable,  aggregate  fees  paid to the
Adviser and Affiliated  Sub-advisers  and aggregate fees paid to  non-affiliated sub-advisers.  The information  statement  provided by the Fund will include all information required by Regulation 14C, Schedule 14C and Item 22 of Schedule 14A
under the Securities Exchange Act of 1934, as amended (except as modified by the
Order to permit the aggregate fee disclosure previously described);

(5) No Director or officer of the Company nor director or officer of the Adviser will own directly or indirectly (other than through a pooled investment  vehicle that is not controlled by such person) any interest in a sub-adviser  except for
(i)  ownership  of  interests  in the  Adviser or any entity that  controls,  is controlled by, or is under common control,  with the Adviser;  or (ii) ownership of less than 1% of the outstanding  securities of any class of equity or debt of a  publicly  traded  company  that is either a  sub-adviser  or an  entity  that controls, is controlled by or is under common control with a sub-adviser;

(6) At all times, a majority of the Board will be Independent Directors, and the nomination of new or additional  Independent Directors will be placed within the discretion of the then-existing Independent Directors;

(7) Whenever a  sub-adviser  change is proposed for the Fund with an  Affiliated
Sub-adviser,  the Board, including a majority of the Independent Directors, will make a separate  finding,  reflected in the applicable Board minutes,  that such change is in the best  interests of the Fund and its  shareholders  and does not involve a  conflict  of  interest  from  which  the  Adviser  or the  Affiliated
Sub-adviser derives an inappropriate advantage;

(8) As  applicable,  the Fund will  disclose in its  registration  statement the aggregate fee disclosure referenced in condition four above;

(9)  Independent  counsel  knowledgeable  about  the 1940 Act and the  duties of
Independent  Directors  will be engaged to represent the  Company's  Independent
Directors. The selection of such counsel will be placed within the discretion of the Independent Directors;

(10) The Adviser will provide the Board, no less frequently than quarterly, with information  about  the  Adviser's  profitability  on  a  per-Fund  basis.  This
information   will  reflect  the  impact  on  profitability  of  the  hiring  or termination of any sub-adviser during the applicable quarter;

(11) Whenever a sub-adviser is hired or terminated, the Adviser will provide the
Board  with   information   showing  the  expected   impact  on  the   Adviser's
profitability;

(12) The Adviser and the Fund will not enter into a sub-advisory  agreement with any Affiliated Sub-adviser without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund;(1) and

(13) The Order  will  expire on the  effective  date of the  proposed  Rule,  if adopted.

-----------------
(1) As discussed above,  however,  you are being asked to approve the Manager of
Managers   Structure  with  respect  to  Affiliated   Sub-advisers  as  well  as
sub-advisers  who are not  affiliated  with the  Adviser,  subject to receipt of further  regulatory  approval  either  through an SEC rule or exemptive  relief.
Therefore,  if the Company were to obtain such further  regulatory  approval and shareholders  approved  this  Proposal,  the Board  could  appoint  and  replace
Affiliated, as well as unaffiliated, Sub-advisers without shareholder approval.

BENEFITS TO THE FUND

The Board believes that it is in the best  interests of the Fund's  shareholders to allow the Adviser the maximum  flexibility to appoint,  supervise and replace sub-advisers and to amend sub-advisory  agreements without incurring the expense and potential delay of seeking  specific  shareholder  approval.  The process of seeking shareholder  approval is administratively  expensive to the Fund and may cause delays in executing changes that the Board and the Adviser have determined are  necessary or  desirable.  These costs are often borne  entirely by the Fund
(and therefore indirectly by the Fund's  shareholders).  If shareholders approve the policy  authorizing a Manager of Managers  Structure for the Fund, the Board
would be able to act more quickly and with less expense to the Fund to appoint a sub-adviser,  when the Board and the Adviser believe that the appointment  would be in the best interests of the Fund and its shareholders.

Although shareholder  approval of new sub-advisory  agreements and amendments to existing  sub-advisory  agreements is not required under the proposed Manager of
Managers  Structure,   the  Board,  including  a  majority  of  the  Independent
Directors,  would continue to oversee the sub-adviser  selection process to help ensure that  shareholders'  interests are  protected  whenever the Adviser would seek to select a sub-adviser or modify a sub-advisory  agreement.  Specifically, the Board,  including a majority of the  Independent  Directors,  would still be required to evaluate  and approve  all  sub-advisory  agreements  as well as any
modification   to  an  existing   sub-advisory   agreement.   In  reviewing  new
sub-advisory  agreements or modifications to existing  sub-advisory  agreements, the Board will  analyze  all  factors  that it  considers  to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the  sub-adviser,  the investment  performance of the assets  managed  by  the  sub-adviser  in  the  particular  style  for  which  a sub-adviser  is sought,  as well as the  sub-adviser's  compliance  with federal securities laws and regulations.

BOARD CONSIDERATION

In determining that the Manager of Managers  Structure was in the best interests of Fund  shareholders,  the  Board,  including  a  majority  of the  Independent
Directors,  considered the factors below, and such other factors and information they deemed  relevant,  prior to approving and  recommending the approval of the
Manager of Managers Structure:

(1)  A  Manager  of  Managers  Structure  will  enable  the  Adviser  to  employ sub-advisers  with  varying  investment  styles or  investment  focuses  to help enhance performance by expanding the securities in which the Fund may invest;

(2) A Manager  of  Managers  Structure  will  enable  the  Adviser  to  promptly reallocate  Fund assets  among one or more  sub-advisers  in response to varying market conditions;

(3) A Manager of Managers  Structure  will enable the Board to act more quickly, with less expense to the Fund, in appointing new sub-advisers when the Board and the Adviser believe that such appointment would be in the best interests of Fund shareholders;

(4) The Adviser would be directly responsible for (i) establishing procedures to monitor a  sub-adviser's  compliance with the Fund's  investment  objectives and
policies,   (ii)  analyzing  the   performance  of  the  sub-adviser  and  (iii)
recommending  allocations  and  reallocations  of Fund assets  among one or more sub-advisers; and

(5) No  sub-adviser  could be  appointed,  removed  or  replaced  without  Board approval and involvement.

Further,  the  Independent  Directors were advised by independent  legal counsel with respect to these matters.

REQUIRED VOTE

Approval of Proposal 3 by the Fund's  shareholders  will require the affirmative vote of a majority of outstanding shares of the Fund, as that term is defined in the 1940 Act.  Under the 1940 Act,  the vote of a "majority  of the  outstanding shares" means the vote of (1) 67% or more of the voting  securities  entitled to vote on the  Proposal  that are present at the  Meeting,  if the holders of more than 50% of the  outstanding  shares are present or represented by proxy, or (2)
more  than 50% of the  outstanding  voting  securities  entitled  to vote on the
Proposal, whichever is less.

               THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3 -
                THE APPROVAL OF A MANAGER OF MANAGERS STRUCTURE

                                   PROPOSAL 4:

      TO APPROVE THE RECLASSIFICATION OF THE FUND'S FUNDAMENTAL INVESTMENT
                          OBJECTIVE AS NON-FUNDAMENTAL

Introduction

The Fund is subject to a "fundamental" investment objective. Under the 1940 Act,
"fundamental"  investment  objectives  may be  changed  or  eliminated  only  if shareholders approve such action. A fund's investment objective, however, is not required to be  classified  as  fundamental  under the 1940 Act,  although  many funds'  investment  objectives  are  classified  as such  largely as a result of comments given by state securities  administrators during the state registration process, as well as because of historical drafting conventions.  In light of the elimination  of  substantive  state  securities  administrator  review of mutual funds, and in order to provide the Fund's Adviser and Sub-Advisers with enhanced investment management  flexibility to respond to market,  industry or regulatory
changes,   the   Board   is   recommending   that   shareholders   approve   the
reclassification  of the Fund's  investment  objective as  non-fundamental.  The
Board does not currently anticipate that the approval of the reclassification of the Fund's investment  objective will materially affect the way that the Fund is currently  being  managed.  The Fund's current  investment  objective is to seek long-term capital growth.

The Board has approved the redesignation of the Fund's investment objective from fundamental to non-fundamental.  A non-fundamental  investment  objective may be changed at any time by the Board  without  the delay and  expense of  soliciting proxies and holding a shareholder meeting.

Discussion of Proposed Changes

The Board does not anticipate that the reclassification of the Fund's investment objective from fundamental to  non-fundamental  will alter the Fund's investment objective.  The  reclassification  would,  however,  provide  the Board with the flexibility  to  approve  a  change  in the  Fund's  non-fundamental  investment objective in the future, without the delays or expense of a shareholder vote, if the Board were to determine that such a change would be in the best interests of shareholders.  If this Proposal is approved,  if at any time in the future,  the
Board  approves a change in the  Fund's  non-fundamental  investment  objective, shareholders  will be given notice of the change.  In such a case,  shareholders will  have  to  reconsider  whether  the  Fund  continues  to be an  appropriate investment vehicle for the shareholder.

The Board  recommends  that  shareholders  approve the  reclassification  of the
Fund's fundamental investment objective from fundamental to non-fundamental. The
Board does not  currently  anticipate  that the  reclassification  of the Fund's investment objective from fundamental to non-fundamental would materially change the way the Fund is managed.  Although approval of the  reclassification  of the
Fund's investment  objective as non-fundamental  will permit the Board to change the Fund's investment  objective without  shareholder  approval,  the Funds will provide shareholders with prior written notice before any such change is made.

Shareholder Approval

Approval of Proposal 4 by the Fund's  shareholders  will require the affirmative vote of a majority  of its  outstanding  shares,  as that term is defined in the
1940 Act. Under the 1940 Act, the vote of a "majority of the outstanding shares"
means the vote of (1) 67% or more of the voting  securities  entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50%
of the outstanding voting securities entitled to vote on the Proposal, whichever is  less.  If  the  re-designation  of  the  Fund's  investment  objective  from fundamental  to  non-fundamental  is not approved by its, the Fund's  investment objective will remain fundamental and, to the extent mandated by applicable law, shareholder  approval (and its  attendant  costs and delays) will continue to be required prior to any change.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 4 - THE APPROVAL OF THE
        RECLASSIFICATION OF THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE
                               AS NON-FUNDAMENTAL

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT MANAGER

AFBA  Investment  Management  Company  (the  "Adviser")  serves  as  the  Fund's investment  adviser.  The  address of the Adviser is 909 N.  Washington  Street,
Alexandria,  Virginia.  The  Adviser  is a  wholly  owned  subsidiary  of  5Star
Financial LLC ("5Star Financial") and, ultimately,  a wholly owned subsidiary of the Armed Forces Benefit  Association  ("AFBA").  The following table summarizes information about the principal  executive officer and directors of the Adviser.
The address of each person listed below is the same address as the adviser.

Name                                                  Position                 Principal Occupation in Addition to
                                                                                       Position at Adviser
--------------------------------------- ------------------------------------- --------------------------------------
General Ralph E. Eberhart, USAF (Ret.)  Chairman of the Board and Director    President of AFBA and Director and
                                                                              Chairman of 5Star Financial and
                                                                              5Star Bank
Robert E. Morrison, Jr.                 President and Director                N/A
Clifford H. Rees, Jr.                   Director                              Consultant, The Rees Group
Kimberly E. Wooding                     Director                              Executive Vice President and Chief
                                                                              Financial Officer 5Star Life
                                                                              Insurance Company
Salvatore R. Faia                       Chief Compliance Officer              President of Vigilant Compliance
                                                                              Services
Michael E. Houchins                     Chief Financial Officer               N/A
Andrew J. Welle                         Senior Vice President, Chief          President of AFBA 5Star Securities
                                        Operating Officer and Secretary       Company
John R. Moorman                         Assistant Vice President and          N/A
                                        Membership Sales Director
Mark A. Toura                           Vice President                        N/A

FUND SERVICES, DISTRIBUTOR AND CUSTODIAN

PFPC, Inc., 301 Bellevue Parkway, Wilmington,  Delaware 19809 ("PFPC"), provides
various   administrative   and   accounting   services  to  the  Fund  under  an
Administration  and  Accounting  Services  Agreement  dated  December  18, 2000, between PFPC and the Company.  PFPC Distributors,  Inc., 760 Moore Road, King of
Prussia, Pennsylvania 19406 acts as distributor of the Fund's shares. PFPC Trust
Company,   8800  Tinicum  Boulevard,   3rd  Floor,   Suite  200,   Philadelphia,
Pennsylvania 19103, acts as custodian of the Fund's securities and other assets.
PFPC is affiliated with PFPC Distributors,  Inc. and PFPC Trust Company. Each of
these entities is a wholly owned subsidiary of The PNC Financial Services Group,
Inc.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The Fund's last audited financial  statements and annual report,  for the fiscal year ended March 31, 2007 are available free of charge. To obtain a copy, please call  (888)  578-2733,  or  forward a written  request  to 909 North  Washington
Street, Alexandria, Virginia 22314.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders  may communicate  with the Board by sending  communications  to the
Board of Directors of AFBA 5Star Fund,  Inc. c/o Secretary of the Funds,  Andrew
J. Welle, AFBA 5Star Investment  Management  Company,  909 N. Washington Street,
Alexandria, Virginia 22314.

SHARES OUTSTANDING

The chart below lists the number of shares that are  outstanding  for each class of the Fund as of the Record Date:

  ----------------------------- ------------------------------------------
  Fund Class                          Number of Shares Outstanding

  ----------------------------- ------------------------------------------
  AFBA Small Cap Fund                       [______________]

  ----------------------------- ------------------------------------------
       Class A                                [__________]

  ----------------------------- ------------------------------------------
       Class B                                [__________]

  ----------------------------- ------------------------------------------
       Class C                                [__________]

  ----------------------------- ------------------------------------------
       Class I                                [__________]

  ----------------------------- ------------------------------------------
       Class R                                [__________]
  ----------------------------- ------------------------------------------

PRINCIPAL SHAREHOLDERS

For a list of  shareholders  or  entities  that,  to the  best  of  each  Fund's knowledge,  owned beneficially or of record 5% or more of the outstanding shares of each class of each Fund as of the Record  Date,  please refer to Exhibit D to this Proxy Statement.

In addition,  to the knowledge of the Fund's management,  as of the Record Date, no Director,  or principal executive officer of the Fund owned 1% or more of the outstanding  shares of the Fund, and the Officers and Directors of the Fund or a
class of the Fund owned, as a group,  less than 1% of the outstanding  shares of the Fund.

LEGAL MATTERS

Certain legal matters  concerning  the federal  income tax  consequences  of the
Reorganizations  and the  issuance of shares by the Trust will be passed upon by
Stradley  Ronon Stevens & Young,  LLP, 2600 One Commerce  Square,  Philadelphia,
Pennsylvania 19103.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, OH
44145, is the Fund's current  independent  auditor.  The independent  auditor is selected by the Fund's Directors each year.

AUDIT COMMITTEE AND INDEPENDENT AUDITORS

The Fund's  Audit  Committee  is  responsible  for the  selection  of the Fund's independent auditors, including evaluating their independence,  and meeting with such auditors to consider and review  matters  relating to the Fund's  financial reports and internal accounting. The Fund's Audit Committee has adopted an Audit
Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Fund as  well  as  non-audit  services  to  the  Fund,  the  Adviser  or  any  entity controlling,  controlled  by or  under  common  control  with the  Adviser  that provides on-going services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund.

Selection of Independent  Auditors.  The Audit  Committee and the Board selected the firm of Cohen Fund Audit Services,  Ltd ("Cohen") as independent auditors of the Fund for the current  fiscal year.  The Fund's  independent  auditor for the past two fiscal years was PricewaterhouseCoopers LLC ("PwC"). Representatives of
Cohen and PwC are not expected to be present at the  Meeting,  but will have the opportunity to make a statement if they wish,  and will be available  should any matter arise requiring their presence or a response to an appropriate question.

Audit Fees

The aggregate fees billed by and paid to PwC for professional  services rendered by PwC for the  audit of the AFBA  Funds'  annual  financial  statements  or for services  that are normally  provided by PwC in  connection  with  statutory and regulatory  filings or engagements for the fiscal years ended March 31, 2006 and
March 31, 2007 were $114,000 and $106,500, respectively.

Audit-Related Fees

PwC did not render any  assurance  and  related  services  that were  reasonably related to the  performance of the audit or review of the AFBA Funds'  financial statements  and not reported under "Audit Fees" above for the fiscal years ended
March 31, 2007 and March 31, 2006.

Tax Fees

The aggregate fees paid to PwC for professional services rendered by PwC for tax compliance,  tax advice and tax planning  were $33,000 for the fiscal year ended
March 31, 2007 and $30,700 for the fiscal year ended March 31, 2006.

Aggregate Non-Audit or Other Fees

PwC did not render any non-audit  services or provide other products or services to the AFBA Funds, the Adviser or to any entity  controlling,  controlled by, or under common control with the Adviser that provides ongoing services to the AFBA
Funds for the fiscal years ended March 31, 2007 and March 31, 2006.

               ADDITIONAL INFORMATION ABOUT VOTING AND THE MEETING

RECORD DATE

Only  shareholders  of record of the Fund as of the close of business on January
22,  2008  ("Record  Date")  will be  entitled to notice of, and to vote at, the
Meeting.  Each share of record of the Fund on the Record Date is entitled to one vote on each matter  presented  at the  Meeting,  with  proportionate  votes for fractional shares.

SOLICITATION OF PROXIES

This Proxy  Statement is furnished in connection  with a solicitation of proxies by the Board on behalf of the  Company  and the Fund to be used at the  Meeting.
This Proxy Statement,  along with a Notice of the Meeting and proxy card(s),  is first being mailed to shareholders of the Fund on or about February [__], 2008.

The cost of soliciting  proxies,  including costs relating to the preparation of the Proxy Statement, printing, mailing and solicitation, including the fees of a proxy  soliciting  agent will be borne by the  Adviser.  The Adviser  reimburses brokerage  firms and others for their  expenses in forwarding  proxy material to the beneficial  owners and soliciting them to execute proxies.  The Fund expects that the solicitation will be primarily by mail, but also may include telephone, personal  interviews or other means. PFPF Proxy Services,  a proxy  solicitation firm, has been engaged to solicit  proxies in connection  with the Meeting.  The cost of the proxy  solicitation  firm is  estimated  to be between  $[_____] and
$[____].

The Fund does not  reimburse  Directors  and  officers  of the Fund,  or regular employees and agents of the Adviser involved in the solicitation of proxies. The
Adviser will pay all costs associated with the solicitation and the Meeting.

In  addition  to  solicitations  by mail,  some of the  executive  officers  and
employees  of  the  Fund,  the  Adviser  and  its   affiliates,   without  extra
compensation,  may  conduct  additional  solicitations  by  telephone,  personal interviews and other means.

REVOCATION OF PROXIES

You may revoke  your proxy at any time  before it is voted on by: (1)  sending a written revocation to the Secretary of the Company; (2) forwarding a later-dated proxy  that is  received  by the  Company  at or  prior to the  Meeting;  or (3)
attending  the  Meeting  and  voting in  person.  Even if you plan to attend the
Meeting,  we ask that you return the  enclosed  proxy.  This will help us ensure that an adequate number of shares are present for the Meeting.

VOTING BY BROKER-DEALERS

The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their  customers will request voting  instructions from their  customers  and  beneficial  owners.  If these  instructions  are not received by the date specified in the  broker-dealer  firms' proxy  solicitation
materials,   the  Fund   understands   that  stock  exchange  rules  permit  the
broker-dealers  to vote on certain routine items to be considered at the Meeting on behalf of their customers and beneficial owners.  Certain  broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same  proportion  as they vote shares for which they received instructions.

QUORUM

With  regard to the Fund,  a majority  of the Fund's  aggregate  shares of stock outstanding  and entitled to vote,  present in person or  represented  by proxy, constitutes a quorum at the Meeting.  The shares over which  broker-dealers have discretionary  voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i)  instructions  have not been received from the  beneficial  owners or persons  entitled to vote; and (ii) the broker or  nominee  does not have  discretionary  voting  power on a  particular matter),  and the shares whose proxies reflect an abstention on any item are all counted as shares  present  and  entitled to vote for  purposes  of  determining whether the required  quorum of shares exists,  but will not be counted as votes cast at the Meeting.

ADJOURNMENT

If a quorum  is not  present  at the  Meeting,  or if a quorum  is  present  but sufficient votes to approve a Proposal are not received,  then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation  of proxies.  At such adjourned  meeting at which a quorum shall be present or  represented,  any business may be  transacted  which might have been transacted at the Meeting originally notified.

OTHER MATTERS, SHAREHOLDER PROPOSALS AND DISCRETION OF PERSONS NAMED IN THE PROXY

The Fund is not required,  and do not intend, to hold regular annual meetings of shareholders.  Shareholders  wishing to submit proposals for  consideration  for inclusion in a proxy statement for the next meeting of shareholders  should send their written  proposals to the Fund's offices at 909 North  Washington  Street,
Alexandria,  VA 22314,  so they are received within a reasonable time before any such meeting in order to be included in an AFBA Fund's proxy statement and proxy card  relating to that  meeting and  presented  at the  meeting.  A  shareholder proposal  may be presented at a meeting of  shareholders  only if such  proposal concerns  a  matter  that may be  properly  brought  before  the  meeting  under
applicable  federal  proxy  rules,   state  law  and  the  Company's   governing
instruments.  Submission of a proposal by a shareholder  does not guarantee that the proposal will be included in the Fund's proxy  statement or presented at the meeting.

No business  other than the matters  described  above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting,  the persons named on the enclosed proxy card will vote on such matters  according to their best judgment in the interests of the Fund.

                             By Order of the Board of Directors,

                             Andrew J. Welle
                             Secretary

Dated: February [__], 2008
Alexandria, Virginia

                                    EXHIBITS

Exhibit A: Form of Proposed Sub-Advisory Agreement

Exhibit B: Agreement and Plan of Reorganization

Exhibit C: Comparison of Delaware and Maryland Law

Exhibit D: List of  Principal  Shareholders  of Each Class of the Fund as of the
Record Date

EXHIBIT A - FORM OF PROPOSED SUB-ADVISORY AGREEMENT

                             SUB-ADVISORY AGREEMENT

     THIS  AGREEMENT  is made as of the  [___]  day of  [________],  2007 by and between AFBA 5Star Investment  Management  Company, a Virginia  corporation (the
"Adviser"),  and  [Sub-Adviser],   a  [state]   [corporation/company/LLC]   (the
"Sub-Adviser").

     WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment  Advisers Act of 1940, as amended (the "Advisers Act"), and engage in the business of providing investment management services; and

     WHEREAS,  the  Adviser  has  been  retained  to act as  investment  adviser pursuant  to an  Investment  Management  Agreement,  dated  April 1,  2001  (the
"Advisory  Agreement"),  with AFBA 5Star Fund, Inc. (the "Company"),  a Maryland corporation  registered  with the U.S.  Securities and Exchange  Commission (the
"SEC") as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "1940 Act"),  which consists of separate  series of shares,  each having its own investment  objectives  and policies,  and which is authorized to create additional series in the future; and

     WHEREAS,  the  Advisory  Agreement  permits  the  Adviser,  subject  to the supervision  and  direction of the  Company's  Board of  Directors,  to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

     WHEREAS,  the  Adviser  desires  to retain  the  Sub-Adviser  to assist the
Adviser in the provision of a continuous  investment program for that portion of one or more of the Company's  series'  (each a "Fund")  assets which the Adviser will assign to the Sub-Adviser (the "Sub-Adviser  Assets"),  and the Sub-Adviser
is willing to render  such  services,  subject to the terms and  conditions  set forth in this Agreement.

     NOW,  THEREFORE,  in consideration  of mutual covenants  recited below, the parties agree and promise as follows:

     1. Appointment as Sub-Adviser.  The Adviser hereby appoints the Sub-Adviser to act as investment adviser for and to manage the Sub-Adviser  Assets,  subject to the  supervision  of the Adviser and the Company's  Board of  Directors,  and
subject to the terms of this Agreement;  and the Sub-Adviser hereby accepts such appointment.  In such capacity,  the  Sub-Adviser  shall be responsible  for the investment  management of the  Sub-Adviser  Assets.  The  Sub-Adviser  agrees to exercise the same degree of skill, care and diligence in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with  respect  to  other  fiduciary  accounts  for  which  the  Sub-Adviser  has investment responsibilities, and that a prudent manager would exercise under the circumstances.

     2. Duties of the Sub-Adviser.

          (a)  Investments.  The Sub-Adviser is hereby  authorized and directed, and hereby agrees,  subject to the stated investment  objectives,  policies and  restrictions  of each Fund as set forth in such Fund's  prospectus and statement of additional  information  as currently in effect and as amended from  time to  time  (collectively  referred  to as the  "Prospectus")  and subject  to the  directions  of the  Adviser  and the  Company's  Board  of
     Directors,  to  purchase,  hold and sell  investments  for the  Sub-Adviser
     Assets and to monitor such  investments on an ongoing  basis.  In providing these  services,  the  Sub-Adviser  will  conduct  an  ongoing  program  of investment,  evaluation and, if appropriate,  sale and  reinvestment of the
     Sub-Adviser   Assets.   The  Adviser  agrees  to  provide  the  Sub-Adviser
     information  concerning (i) a Fund; (ii) its assets  available or to become available  for  investment;  and  (iii) the  conditions  of a Fund's or the
     Company's affairs as relevant to the Sub-Adviser.

          (b) Compliance with Applicable Laws,  Governing  Documents and Company
     Compliance  Procedures.  In the  performance of its duties and  obligations under this Agreement,  the Sub-Adviser  shall,  with respect to Sub-Adviser
     Assets,  (i) act in  conformity  with:  (A) the  Company's  MD Articles and
     By-Laws; (B) the Prospectus; (C) the policies and procedures for compliance by the Company with the Federal Securities Laws (as that term is defined in
     Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser  (together,  the
     "Company Compliance  Procedures");  and (D) the instructions and directions received in writing from the Adviser or the  Directors of the Company;  and
     (ii)  conform  to and comply  with the  requirements  of the 1940 Act,  the
     Advisers  Act,  and  all  other  federal  laws   applicable  to  registered
     investment  companies' and Sub-Advisers'  duties under this Agreement.  The
     Adviser will provide the Sub-Adviser with any materials or information that the Sub-Adviser  may reasonably  request to enable it to perform its duties and obligations under this Agreement.

          The Adviser  will  provide the  Sub-Adviser  with  reasonable  advance notice, in writing,  of: (i) any change in a Fund's investment  objectives, policies and  restrictions as stated in the Prospectus;  (ii) any change to the Company's MD Articles or By-Laws;  or (iii) any material  change in the
     Company Compliance Procedures;  and the Sub-Adviser,  in the performance of
     its  duties  and  obligations  under  this  Agreement,   shall  manage  the
     Sub-Adviser Assets consistently with such changes, provided the Sub-Adviser has received  such prior notice of the  effectiveness  of such changes from the Company or the Adviser.  In addition to such notice,  the Adviser shall provide to the  Sub-Adviser a copy of a modified  Prospectus  and copies of the revised Company Compliance Procedures,  as applicable,  reflecting such changes.  The  Sub-Adviser  hereby  agrees to provide  to the  Adviser in a timely manner, in writing, such information relating to the Sub-Adviser and its  relationship  to, and  actions  for, a Fund as may be  required  to be contained in the Prospectus or in the Company's  registration  statement on
     Form N-1A, or otherwise as reasonably requested by the Adviser.

          In order to assist the  Company  and the  Company's  Chief  Compliance
     Officer (the "Company CCO") to satisfy the  requirements  contained in Rule
     38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Company CCO:
     (i)  direct  access to the  Sub-Adviser's  chief  compliance  officer  (the
     "Sub-Adviser  CCO"),  as  reasonably  requested  by the Company  CCO;  (ii)
     quarterly  reports  confirming  that the  Sub-Adviser has complied with the
     Company Compliance Procedures in managing the Sub-Adviser Assets; and (iii)
     quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule  38a-1(e)(2))  that  arose  under the  Company
     Compliance  Procedures that related to the Sub-Adviser's  management of the
     Sub-Adviser Assets.

          (c) Sub-Adviser  Compliance  Policies and Procedures.  The Sub-Adviser
     shall   promptly   provide   the  Company  CCO  with  copies  of:  (i)  the
     Sub-Adviser's  policies and procedures  for  compliance by the  Sub-Adviser with the Federal  Securities Laws (together,  the  "Sub-Adviser  Compliance
     Procedures"),  and (ii) any material changes to the Sub-Adviser  Compliance
     Procedures.  The Sub-Adviser  shall cooperate fully with the Company CCO so as to  facilitate  the  Company  CCO's  performance  of the  Company  CCO's responsibilities  under Rule 38a-1 to  review,  evaluate  and report to the
     Company's Board of Directors on the operation of the Sub-Adviser Compliance
     Procedures,  and shall  promptly  report to the  Company  CCO any  Material
     Compliance  Matter  arising  under the  Sub-Adviser  Compliance  Procedures involving the  Sub-Adviser  Assets.  The  Sub-Adviser  shall provide to the
     Company CCO: (i) quarterly reports confirming the Sub-Adviser's  compliance with the  Sub-Adviser  Compliance  Procedures  in managing the  Sub-Adviser
     Assets,  and (ii)  certifications  that there were no  Material  Compliance
     Matters   involving  the  Sub-Adviser  that  arose  under  the  Sub-Adviser
     Compliance  Procedures  that  affected  the  Sub-Adviser  Assets.  At least annually,  the Sub-Adviser shall provide a certification to the Company CCO to the  effect  that  the  Sub-Adviser  has in  place  and has  implemented policies and procedures that are reasonably  designed to ensure  compliance by the Sub-Adviser with the Federal Securities Laws.

          (d) Voting of Proxies.  Unless otherwise  instructed by the Adviser or
     the  Company,  the  Sub-Adviser  shall  have  the  power,   discretion  and
     responsibility  to vote,  either in person or by proxy,  all  securities in which the  Sub-Adviser  Assets may be invested from time to time, and shall not be required to seek  instructions  from the  Adviser,  the Company or a
     Fund.  The  Sub-Adviser  shall also  provide its Proxy  Voting  Policy (the
     "Proxy Policy"),  and, if requested by the Adviser, a summary of such Proxy
     Policy  suitable  for  including  in the  Prospectus,  and will provide the
     Adviser with any material amendment to the Proxy Policy within a reasonable time after such  amendment has taken effect.  If both the  Sub-Adviser  and another  person  managing  assets  of a Fund  have  invested  in  the  same security, the Sub-Adviser and such other entity will each have the power to vote its pro rata share of the security.

          (e) Agent. Subject to any other written instructions of the Adviser or the Company,  the  Sub-Adviser  is hereby  appointed  the Adviser's and the
     Company's agent and  attorney-in-fact for the limited purposes of executing account  documentation,  agreements,  contracts and other  documents as the
     Sub-Adviser  shall be requested  by brokers,  dealers,  counterparties  and other persons in connection with its management of the Sub-Adviser  Assets, provided that, the Sub-Adviser's  actions in executing such documents shall comply with  federal  regulations,  all other  federal laws  applicable  to
     registered   investment   companies  and  the   Sub-Adviser's   duties  and
     obligations under this Agreement and the Company's governing documents.

          (f)  Brokerage.  The  Sub-Adviser  will place  orders  pursuant to the
     Sub-Adviser's investment  determinations for a Fund either directly with an issuer or with any broker or dealer selected by the  Sub-Adviser,  pursuant to this  paragraph.  In  executing  portfolio  transactions  and  selecting brokers or dealers,  the Sub-Adviser  will use its best efforts to seek, on behalf of a Fund, the best overall  execution  available.  In assessing the best overall terms available for any  transaction,  the  Sub-Adviser  shall consider all factors that it deems  relevant,  including the breadth of the market in the security,  the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the  commission,  if  any,  both  for  the  specific  transaction  and on a continuing  basis. In evaluating the best overall terms  available,  and in selecting  the broker or dealer to execute a  particular  transaction,  the
     Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities  Exchange Act of 1934,
     as amended (the "1934 Act"))  provided to a Fund and/or other accounts over which the Sub-Adviser may exercise investment  discretion.  The Sub-Adviser is authorized to pay to a broker or dealer who provides such  brokerage and research  services a commission for executing a portfolio  transaction  for any of the  Funds  that is in excess of the  amount of  commission  another broker or dealer would have charged for effecting that  transaction if, but only if, the Sub-Adviser  determines in good faith that such commission was reasonable in relation to the value of the brokerage and research  services provided  by such  broker or  dealer,  viewed  in terms of that  particular transaction or in terms of the overall  responsibilities of the Sub-Adviser to a Fund. Such  authorization is subject to termination at any time by the
     Board  of  Directors  of the  Company  for any  reason.  In  addition,  the
     Sub-Adviser  is  authorized  to  allocate  purchase  and  sale  orders  for portfolio  securities  to brokers or dealers that are  affiliated  with the
     Adviser,  the Sub-Adviser,  the Company's principal  underwriter,  or other sub-Advisers  (if applicable) if the Sub-Adviser  believes that the quality of the  transaction and the commission are comparable to what they would be with  other  qualified  firms,  and  provided  that  the  transactions  are consistent  with the Company's  Rule 17e-1 and Rule 10f-3  procedures.  The
     Adviser will identify all brokers and dealers  affiliated with the Company, the  Adviser,  and the  Company's  principal  underwriter  (and  the  other
     Sub-Advisers  of the Fund, to the extent such  information is necessary for the Sub-Adviser to comply with applicable  federal  securities laws), other than those whose sole business is the  distribution  of mutual fund shares, who  effect  securities  transactions  for  customers.  The  Adviser  shall promptly  furnish a written notice to the Sub-Adviser if the information so provided is no longer accurate.

          In  connection  with its  management  of the  Sub-Adviser  Assets  and consistent  with its  fiduciary  obligation to the  Sub-Adviser  Assets and other clients, the Sub-Adviser,  to the extent permitted by applicable laws and  regulations,  may, but shall be under no obligation to,  aggregate the securities or futures  contracts to be sold or purchased in order to obtain the most  favorable  price or lower  brokerage  commissions  and  efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses  incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser  considers to be,  over  time,  the most  equitable  and  consistent  with its  fiduciary obligations to the Sub-Adviser's Assets and to such other clients.

          (g) Securities Transactions.  In no instance will any Fund's portfolio securities be purchased from or sold to the Adviser,  the Sub-Adviser,  the
     Company's principal  underwriter,  or any affiliated person of the Company, the Adviser, the Sub-Adviser or the Company's principal underwriter, acting as principal in the transaction,  except to the extent permitted by the SEC and the 1940 Act, including Rule 17a-7 thereunder.

          The Sub-Adviser acknowledges that the Adviser and the Company may rely on Rule 17a-7,  Rule 17a-10,  Rule 10f-3,  Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the  Sub-Adviser  hereby agrees that it shall not consult with any other  sub-adviser to the Company with respect to  transactions in securities for the Sub-Adviser  Assets or any other transactions of Company assets.

          The  Sub-Adviser is authorized to engage in  transactions in which the
     Sub-Adviser, or an affiliate of the Sub-Adviser,  acts as a broker for both the  Fund  and for  another  party  on the  other  side of the  transaction
     ("agency cross transactions"). The Sub-Adviser shall effect any such agency cross  transactions in compliance with Rule 206(3)-2 under the Advisers Act and any other  applicable  provisions  of the federal  securities  laws and shall  provide the Adviser with  periodic  reports  describing  such agency cross transactions.  By execution of this Agreement, the Adviser authorizes the  Sub-Adviser or its affiliates to engage in agency cross  transactions, as  described  above.  The  Adviser  may revoke its  consent at any time by written notice to the Sub-Adviser.

          The Sub-Adviser hereby represents that it has implemented policies and procedures  that will prevent the  disclosure  by it, its  employees or its agents of the  Company's  portfolio  holdings to any person or entity other than the Adviser,  the  Company's  custodian,  or other  persons  expressly designated by the Adviser.  Notwithstanding  the foregoing,  Adviser agrees and understands  that certain funds that are sub-advised by the Sub-Adviser
     (the "Subadvised  Funds") and separate  accounts managed by the Sub-Adviser
     (the "Separate Account Clients") may have substantially  similar investment
     objectives  and  strategies  as  the  Company  and  therefore   potentially
     substantially  similar  portfolio  holdings as the Company.  The Subadvised
     Funds may permit  disclosure of portfolio  holdings  pursuant to the funds'
     respective  portfolio holdings disclosure policies and the Separate Account
     Clients may have access to their portfolio  holdings and may not be subject to portfolio holdings disclosure policies.

          (h) Code of Ethics.  The  Sub-Adviser  hereby  represents  that it has adopted  policies  and  procedures  and a code  of  ethics  that  meet  the requirements  of Rule 17j-1  under the 1940 Act and Rule  204A-1  under the
     Advisers Act. Copies of such policies and procedures and code of ethics and any changes or  supplements  thereto  shall be delivered to the Adviser and the Company, and any material violation of such policies and procedures and code of ethics by personnel of the  Sub-Adviser,  the sanctions  imposed in response thereto, and any issues arising under such policies and procedures and code of ethics  shall be reported to the Adviser and the Company at the times and in the format  reasonably  requested by the Adviser and the Board of Directors.

          (i) Books and Records. The Sub-Adviser shall maintain detailed records of all matters  pertaining to the Sub-Adviser  Assets,  including,  without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved  pursuant to the provisions of Rule  31a-1  and  Rule  31a-2  promulgated  under  the 1940 Act that are prepared or maintained by the  Sub-Adviser on behalf of the Company are the property  of the Company  and will be  surrendered  promptly to the Company upon request; provided,  however, that the Sub-Adviser may retain a copy of such records.  The  Sub-Adviser  further agrees to preserve for the periods prescribed  in Rule 31a-2  under the 1940 Act the  records  required  to be maintained  under  Rule  31a-1  under the 1940  Act.  Such  records  may be inspected by representatives of the Company at reasonable times and will be delivered to the Company in a reasonable time, upon request.

          (j) Information  Concerning  Sub-Adviser  Assets and the  Sub-Adviser.
     From time to time as the Adviser,  and any  consultants  designated  by the
     Adviser,  or the Company may  request,  the  Sub-Adviser  will  furnish the
     requesting   party  reports  on  portfolio   transactions  and  reports  on
     Sub-Adviser  Assets  held  in the  portfolio,  all in  such  detail  as the
     Adviser,  its  consultant(s)  or the Company may  reasonably  request.  The
     Sub-Adviser   will   provide  the  Adviser  with   information   (including
     information  that is  required  to be  disclosed  in the  Prospectus)  with respect to the portfolio managers  responsible for Sub-Adviser  Assets, any changes in the portfolio managers  responsible for Sub-Adviser  Assets, any changes in the ownership or management of the  Sub-Adviser,  or of material changes in the control of the  Sub-Adviser.  The Sub-Adviser  will promptly notify  the  Adviser of any  pending  investigation,  material  litigation, administrative proceeding or any other significant regulatory inquiry. Upon reasonable  request,  the Sub-Adviser  will make available its officers and employees  to meet with the  Company's  Board of  Directors  to review  the
     Sub-Adviser Assets.

          (k) Valuation of  Sub-Adviser  Assets.  As requested by the Adviser or the Company's Valuation Committee, the Sub-Adviser hereby agrees to provide additional  assistance  to the  Valuation  Committee  of the  Company,  the
     Adviser and the Company's pricing agents in valuing Sub-Adviser Assets held in the portfolio.  Such assistance may include  information  regarding fair value  pricing of portfolio  securities,  as requested by the Adviser.  The
     Sub-Adviser  further  agrees that it will appoint a contact person that the
     Adviser may contact to discuss such valuation issues.  The Sub-Adviser also will  provide  such  information  or perform  such  additional  acts as are customarily  performed by a  Sub-Adviser  and may be required for a Fund or the Adviser to comply with their  respective  obligations  under applicable federal securities laws, including,  without limitation,  the 1940 Act, the
     Advisers  Act, the 1934 Act, the  Securities  Act of 1933,  as amended (the
     "Securities Act"), and any rule or regulation thereunder.

          (l) Custody  Arrangements.  The Sub-Adviser shall provide the Adviser, its  consultant(s)  and the Company's  custodian  such  information  as the
     Adviser and the Company's  custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets.

          (m) Historical Performance  Information.  To the extent agreed upon by the parties,  the  Sub-Adviser  will  provide the Company  with  historical performance  information on similarly managed  investment  companies or for other  accounts  to be  included  in the  Prospectus  or for any other uses permitted by applicable law.

          (n) Regulatory  Examinations.  The Sub-Adviser will cooperate promptly and  fully  with the  Adviser  and/or  the  Company  in  responding  to any regulatory or compliance examinations or inspections (including information requests)  relating to the Company,  the Fund or the Adviser brought by any governmental  or regulatory  authorities  having  appropriate  jurisdiction
     (including, but not limited to, the SEC).

     3. Independent Contractor.  In the performance of its duties hereunder, the
Sub-Adviser  is and shall be an independent  contractor  and,  unless  otherwise expressly  provided  herein or otherwise  authorized  in writing,  shall have no authority to act for or represent a Fund,  the Company or the Adviser in any way or otherwise be deemed an agent of a Fund, the Company or the Adviser.

     4. Services to Other  Clients.  Nothing  herein  contained  shall limit the freedom of the Sub-Adviser or any affiliated person of the Sub-Adviser to render
investment  Advisory,   supervisory  and  other  services  to  other  investment
companies,  to act as  investment  adviser  or  investment  counselor  to  other persons, firms or corporations, or to engage in other business activities. It is understood  that the  Sub-Adviser  may give advice and take action for its other clients  that may differ  from advice  given,  or the timing or nature of action taken, for a Fund. The Sub-Adviser is not obligated to initiate transactions for a Fund in any security  that the  Sub-Adviser,  its  principals,  affiliates  or employees may purchase or sell for its or their own accounts or other clients.

     5. Expenses.  During the term of this Agreement,  the Sub-Adviser  will pay all  expenses  incurred  by it in  connection  with its  activities  under  this
Agreement, other than the costs of securities, commodities and other investments
(including  brokerage   commissions  and  other  transaction  charges,  if  any)
purchased or otherwise  acquired,  or sold or otherwise disposed of, for a Fund.
The Sub-Adviser, at its sole expense, shall employ or associate itself with such persons as it believes to be  particularly  fitted to assist it in the execution of its duties under this Agreement.  The Company or the Adviser, as the case may be,  shall  reimburse  the  Sub-Adviser  for any  expenses as may be  reasonably incurred  by the  Sub-Adviser,  at the request of and on behalf of a Fund or the
Adviser.  The  Sub-Adviser  shall keep and supply to the Company and the Adviser reasonable records of all such expenses.

     6.  Compensation.  For the services  provided and the expenses assumed with respect to a Fund pursuant to this Agreement,  the Sub-Adviser  will be entitled to the fee listed for the Fund(s) on Exhibit A. Such fees will be computed daily and payable in arrears no later than the seventh  (7th)  business day  following the end of each month,  on behalf of the Fund(s),  calculated  at an annual rate based on the Sub-Adviser Assets' average daily net assets.

     If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect  according to the proportion  which the number of calendar  days,  during which this  Agreement is in effect,  bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

     7.  Representations  and  Warranties of the  Sub-Adviser.  The  Sub-Adviser
represents and warrants to the Adviser and the Company as follows:

          (a) The  Sub-Adviser is registered as an investment  adviser under the
     Advisers Act;

          (b)  The  Sub-Adviser  is  a  [corporation/company/limited   liability
     company],  duly  organized and validly  existing under the laws of [state], with the power to own and possess  its assets and carry on its  business as it is now being conducted;

          (c) The execution, delivery and performance by the Sub-Adviser of this
     Agreement are within the Sub-Adviser's  powers and has been duly authorized and no action by or in respect of, or filing with, any  governmental  body, agency or  official  is  required  on the part of the  Sub-Adviser  for the execution,  delivery and  performance by the Sub-Adviser of this Agreement, and the  execution,  delivery and  performance  by the  Sub-Adviser of this
     Agreement do not contravene or constitute a default under (i) any provision of applicable  law, rule or regulation;  (ii) the  Sub-Adviser's  governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

          (d) The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form as currently filed with the SEC and the information  contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements  made, in light of the  circumstances  under which they are made, not misleading. The Sub-Adviser will promptly provide the Adviser and the Company with a complete  copy of all  subsequent  amendments to its
     Form ADV.

          (e)  The  Sub-Adviser   currently  carries   professional  errors  and
     omissions liability covering services provided hereunder by the Sub-Adviser with a  combined  single  limit of not less than  $5,000,000  per claim and
     $10,000,000 in the aggregate annually.  The Sub-Adviser will not materially change  (other than to increase the level of coverage) or terminate  any of such  coverages  without  at least 30 days'  prior  written  notice  to the
     Adviser.  The  Sub-Adviser  further agrees to notify the Adviser as soon as possible  when the  Sub-Adviser  receives  notice of any  adverse  material change or termination of the specified coverages.

     8.  Representations  and Warranties of the Adviser.  The Adviser represents and warrants to the Sub-Adviser and the Company as follows:

          (a) The  Adviser is  registered  as an  investment  adviser  under the
     Advisers Act;

          (b) The Adviser is a corporation  duly organized and validly  existing under the laws of the State of Virginia,  with the power to own and possess its assets and carry on its business as it is now being conducted;

          (c) The  execution,  delivery and  performance  by the Adviser of this
     Agreement are within the Adviser's  powers and have been duly authorized by all necessary  action on the part of its Board of Directors,  and no action by or in respect  of, or filing  with,  any  governmental  body,  agency or official is required on the part of the Adviser for the execution, delivery and  performance  by the  Adviser  of this  Agreement,  and the  execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable  law, rule or
     regulation;   (ii)  the  Adviser's  governing  instruments;  or  (iii)  any agreement,  judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (d)  The  Adviser   acknowledges  that  it  received  a  copy  of  the
     Sub-Adviser's Form ADV prior to the execution of this Agreement;

          (e) The Adviser and the Company  have duly  entered  into the Advisory
     Agreement  pursuant  to which the Company  authorized  the Adviser to enter into this Agreement; and

          (f) The Adviser and the Company have policies and procedures  designed to  detect  and  deter  disruptive  trading  practices,  including  "market timing," and the Adviser and the Company each agree that they will continue to enforce and abide by such policies and procedures,  as amended from time to time,  and comply with all  existing  and future  laws  relating to such matters or to the purchase and sale of interests in the Funds generally.

     9. Survival of Representations and Warranties;  Duty to Update Information.
All  representations  and  warranties  made by the  Sub-Adviser  and the Adviser pursuant to Sections 7 and 8 of this Agreement,  respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming  aware that any of the foregoing  representations and warranties are no longer true.

     10. Liability and Indemnification.

          (a)  Liability.  The duties of the  Sub-Adviser  shall be  confined to those expressly set forth herein,  with respect to the Sub-Adviser  Assets.
     The  Sub-Adviser  shall  not be  liable  for any  loss  arising  out of any portfolio investment or disposition hereunder, except a loss resulting from willful  misfeasance,  bad faith or gross  negligence in the performance of its  duties,  or by reason of reckless  disregard  of its  obligations  and duties  hereunder,  except as may otherwise be provided under provisions of applicable  state law that  cannot be waived or modified  hereby.  Under no circumstances  shall the  Sub-Adviser be liable for any loss arising out of any act or omission taken by another sub-adviser, or any other third party, in  respect  of any  portion of the  Company's  assets  not  managed by the
     Sub-Adviser pursuant to this Agreement.

          (b) Indemnification.  The Sub-Adviser shall indemnify the Adviser, the
     Company and each Fund,  and their  respective  affiliates  and  controlling persons (the  "Sub-Adviser  Indemnified  Persons")  for any  liability  and expenses,  including  reasonable  attorneys' fees,  which the Adviser,  the
     Company or a Fund and their respective  affiliates and controlling  persons may  sustain  as a result of the  Sub-Adviser's  willful  misfeasance,  bad faith,  gross  negligence,  or reckless  disregard of its duties hereunder;
     provided,  however,  that the Sub-Adviser  Indemnified Persons shall not be indemnified by the  Sub-Adviser  for any liability or expenses which may be sustained  as a result of the  Adviser's  willful  misfeasance,  bad faith, gross negligence, or reckless disregard of its duties hereunder.

          The Adviser shall  indemnify the  Sub-Adviser,  its affiliates and its controlling persons (the "Adviser  Indemnified  Persons") for any liability and expenses, including reasonable attorneys' fees, howsoever arising from, or in  connection  with,  the  Adviser's  breach of this  Agreement  or its representations  and  warranties  herein  or as a result  of the  Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law;  provided,  however,  that the Adviser Indemnified Persons shall not be indemnified by the Adviser for any  liability  or  expenses  which  may be  sustained  as a result  of the
     Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

     11. Duration and Termination.

          (a) Duration.  This  Agreement,  unless sooner  terminated as provided herein, shall for the Fund(s) listed on Exhibit A attached hereto remain in effect from the date of execution (the "Effective  Date"),  until two years from the Effective Date, and  thereafter,  for periods of one year, so long as such continuance  thereafter is specifically  approved at least annually
     (i) by the vote of a majority of those Directors of the Company who are not interested  persons  of any  party to this  Agreement,  cast in person at a meeting called for the purpose of voting on such approval,  and (ii) by the
     Directors of the Company,  or by the vote of a majority of the  outstanding voting  securities  of each Fund  (except  as such vote may be  unnecessary pursuant  to relief  granted  by an  exemptive  order  from the  SEC).  The foregoing  requirement  that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner  consistent with the 1940 Act and the rules and regulations thereunder.

          (b)  Termination.  This  Agreement may be terminated as to any Fund at any time, without the payment of any penalty by: (i) the vote of a majority of the Directors of the Company,  the vote of a majority of the outstanding voting  securities of the Fund, or the Adviser,  or (ii) the Sub-Adviser on
     not less than 90 days written  notice to the Adviser and the Company.  This
     Agreement  may also be  terminated  as to any Fund at any time by any party hereto immediately upon written notice to the other parties in the event of a breach of any provision to this Agreement by any of the parties.

          This Agreement shall not be assigned and shall terminate automatically in the event of its assignment,  except as provided  otherwise by any rule, exemptive order issued by the SEC, or No Action Letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement.  In the event that there is a proposed  change in control of the  Sub-Adviser  that would act to terminate this Agreement, if a vote of shareholders to approve continuation  of this  Agreement  is at that time  deemed by counsel to the
     Company  to be  required  by  the  1940  Act  or  any  rule  or  regulation
     thereunder,   the  Sub-Adviser   agrees  to  assume  all  reasonable  costs
     associated with soliciting  shareholders of the appropriate  Fund(s) of the
     Company to approve  continuation of this Agreement.  Such expenses  include the  costs  of  preparation  and  mailing  of a  proxy  statement,  and  of soliciting  proxies.  In the event that such proposed  change in control of the Sub-Adviser  shall occur following  either:  (i) receipt by the Adviser and the Company of an exemptive order issued by the SEC with respect to the appointment  of  sub-advisers  absent  shareholder  approval,  or (ii)  the adoption of proposed Rule 15a-5 under the 1940 Act, the Sub-Adviser  agrees to  assume  all  reasonable  costs  and  expenses  (including  the costs of mailing)  associated with the  preparation of a statement,  required by the exemptive  order or Rule 15a-5,  containing all  information  that would be included in a proxy statement (an "Information Statement"). In addition, if the  Sub-Adviser  shall  resign,  the  Sub-Adviser  agrees  to  assume  all reasonable costs and expenses  (including the costs of mailing)  associated with the preparation of an Information Statement.

          This  Agreement  shall  extend  to  and  bind  the  heirs,  executors, administrators and successors of the parties hereto.

     12.  Amendment.  This  Agreement  may be amended  by mutual  consent of the parties, provided that the terms of any material amendment shall be approved by:
(a) the Company's  Board of  Directors,  and (b) the vote of a majority of those
Directors  of the  Company who are not  interested  persons of any party to this
Agreement  cast in person at a meeting  called for the purpose of voting on such approval,  if such approval is required by applicable law, and unless  otherwise permitted  pursuant to exemptive relief granted by the SEC or No Action position granted  by the  SEC or  its  staff,  by a vote  of  the  majority  of a  Fund's outstanding securities.

     13. Confidentiality.  Any information or recommendations supplied by either the Adviser or the  Sub-Adviser,  that are not otherwise in the public domain or previously  known to the other party in connection  with the  performance of its obligations and duties hereunder,  including  portfolio holdings of the Company, financial  information  or  other  information  relating  to  a  party  to  this
Agreement, are to be regarded as confidential  ("Confidential  Information") and held in the strictest confidence. Except as may be required by applicable law or rule or as requested by regulatory  authorities having jurisdiction over a party to this  Agreement,  Confidential  Information  may be used only by the party to which said  information  has been  communicated  and such other  persons as that party  believes are necessary to carry out the purposes of this  Agreement,  the custodian,  and such persons as the Adviser may designate in connection with the
Sub-Adviser Assets.  Nothing in this Agreement shall be construed to prevent the
Sub-Adviser  from giving other entities  investment  advice about, or trading on their behalf, in the securities of a Fund or the Adviser.

     14.  Use  of   Sub-Adviser's   Name.  If  the  Adviser  seeks  to  use  the
Sub-Adviser's  name  in  the  marketing  of  the  Fund,  it  shall  furnish  the
Sub-Adviser at its principal  office drafts of all materials  (including but not limited to prospectuses,  proxy statements and reports to shareholders) prepared for  distribution  to  shareholders of the Fund or the public which refer to the
Sub-Adviser  in any way for approval prior to  distribution.  All such materials shall be subject to the review and consent (such consent to not be  unreasonably withheld)  of the  Sub-Adviser  at least five  business  days  prior to use.  If
Adviser does not receive a response  from the  Sub-Adviser  with respect to such materials  within five business days, such materials shall be deemed accepted by the Sub-Adviser.

     15.  Notice.  Any  notice,  advice or report to be given  pursuant  to this
Agreement  shall be deemed  sufficient  if  delivered  or mailed by  registered, certified  or  overnight  mail,  postage  prepaid  addressed by the party giving notice to the other party at the last address furnished by the other party:

          (a) If to the Adviser:

                AFBA 5Star Investment Management Company
                909 N. Washington Street
                Alexandria, VA  22314
                Attention:  President

          (b) If to the Sub-Adviser:

     16. Governing Law. This Agreement shall be governed by the internal laws of the State of Virginia  without regard to conflict of law  principles;  provided, however that nothing  herein shall be construed as being  inconsistent  with the
1940 Act.  Where the effect of a  requirement  of the 1940 Act  reflected in any provision  of this  Agreement is altered by a rule,  regulation  or order of the
SEC, whether of special or general  application,  such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     17. Entire  Agreement.  This  Agreement  embodies the entire  agreement and understanding  between the parties hereto,  and supersedes all prior  agreements and understandings  relating to this Agreement's  subject matter. This Agreement may be executed in any number of counterparts,  each of which shall be deemed to be an original,  but such  counterparts  shall,  together,  constitute  only one instrument.

     18. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision,  statute, rule or otherwise,  the remainder of this
Agreement shall not be affected thereby.

     19. Certain  Definitions.  For the purposes of this Agreement and except as
otherwise   provided   herein,   "interested   person,"   "affiliated   person,"
"affiliates," "controlling persons" and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject,  however,  to such exemptions as may be granted by the SEC,  and the term "Fund" or "Funds"  shall refer to those
Fund(s) for which the Sub-Adviser provides investment management services and as are listed on Exhibit A to this Agreement.

     20. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the day and year first written above.

AFBA 5Star Investment Management Company

By:
       Name:
       Title

[SUB-ADVISER]

By:
       Name:
       Title:

                                    EXHIBIT A

                                  FEE SCHEDULE
                                       to
                             SUB-ADVISORY AGREEMENT
                                     between
                    AFBA 5STAR INVESTMENT MANAGEMENT COMPANY
                                       and
                                  [SUB-ADVISER]

                              [_____________], 2008

Fund(s)                                                       Annual Fee

                                                             [Insert fee]

EXHIBIT B - AGREEMENT AND PLAN OF REORGANIZATION

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization  ("Agreement") is made as of this
___ day of  [________],  2008 by and between  AFBA 5Star Fund,  Inc., a Maryland corporation (the "Fund"),  and AFBA 5Star Funds, a Delaware statutory trust (the
"DE Trust") (the Fund and the DE Trust are hereinafter  collectively referred to as the "parties").

     In consideration of the mutual promises  contained herein, and intending to be legally bound, the parties hereto agree as follows:

     1. Plan of Reorganization.

          (a) Upon satisfaction of the conditions precedent described in Section
     3 hereof, the Fund will convey, transfer and deliver to the DE Trust at the closing  provided  for  in  Section  2  (hereinafter  referred  to  as  the
     "Closing")  all of the  Fund's  then-existing  assets  (including,  without limitation, all portfolio securities and instruments, dividend and interest receivables,  receivables  for  shares  sold,  claims and rights of action, contractual rights, cash and other assets) (the "Assets"). In consideration thereof,  the DE Trust agrees at the Closing (i) to assume and pay when due all  obligations  and  liabilities  of the Fund,  existing  on or after the
     Effective  Date of the  Reorganization  (as  defined  in Section 2 hereof), whether absolute, accrued, contingent or otherwise,  including all fees and expenses in connection with this Agreement,  which fees and expenses shall, in turn, include,  without limitation,  costs of legal advice,  accounting,
     printing,   mailing,   proxy   solicitation  and  transfer  taxes,  if  any
     (collectively,   the   "Liabilities"),   such  Liabilities  to  become  the
     obligations  and  liabilities  of the DE Trust;  and (ii) to deliver to the
     Fund  in  accordance  with  paragraph  (b) of  this  Section  1,  full  and fractional  shares  of each  series  and  class  of  shares  of  beneficial interest, without par value, of the DE Trust, equal in number to the number of full and  fractional  shares of the  corresponding  series  and class of shares of common stock,  $1.00 per share,  of the Fund  outstanding  at the time of  calculation  of the Fund's net asset value ("NAV") on the business day  immediately  preceding the Effective Date of the  Reorganization.  The
     reorganization   contemplated   hereby  is   intended   to   qualify  as  a
     reorganization  within the meaning of Section 368 of the  Internal  Revenue
     Code of 1986, as amended ("Code").  The Fund shall distribute to the Fund's shareholders  the shares of the DE Trust in accordance  with this Agreement and the  resolutions  of the Board of  Directors of the Fund (the "Board of
     Directors") authorizing the transactions contemplated by this Agreement.

          (b) In order to effect the  delivery  of shares  described  in Section
     1(a)(ii)  hereof,  the DE Trust will  establish  an open  account  for each shareholder of the Fund and, on the Effective  Date of the  Reorganization,
     will  credit to such  account  full and  fractional  shares  of  beneficial interest,  without par value, of the corresponding  series and class of the
     DE Trust equal to the number of full and fractional  shares of common stock such shareholder holds in the corresponding series and class of the Fund at the time of calculation  of the Fund's NAV on the business day  immediately preceding the Effective Date of the  Reorganization.  Fractional  shares of the DE Trust  will be carried to the third  decimal  place.  At the time of calculation of the Fund's NAV on the business day immediately preceding the
     Effective Date of the Reorganization, the net asset value per share of each series  and class of shares of the DE Trust  shall be deemed to be the same as the net asset value per share of each corresponding  series and class of shares of the  Fund.  On the  Effective  Date of the  Reorganization,  each certificate  representing  shares of a series and class of the Fund will be deemed to represent the same number of shares of the  corresponding  series and class of the DE Trust.  Simultaneously with the crediting of the shares of the DE Trust to the  shareholders  of record of the Fund,  the shares of the Fund held by such shareholders shall be cancelled.  Each shareholder of the Fund will have the right to deliver  his/her share  certificates of the
     Fund to the DE Trust in exchange  for share  certificates  of the DE Trust.
     However,  a shareholder need not deliver such  certificates to the DE Trust unless the shareholder so desires.

          (c)  As  soon  as   practicable   after  the  Effective  Date  of  the
     Reorganization,  the Fund shall take all necessary steps under Maryland law to effect a complete dissolution of the Fund.

          (d) The expenses of entering into and carrying out this Agreement will be borne by the Fund to the extent not paid by its investment manager.

     2. Closing and Effective Date of the Reorganization.

     The Closing shall consist of (i) the  conveyance,  transfer and delivery of the Assets to the DE Trust in exchange for the assumption and payment, when due, by the DE Trust,  of the  Liabilities  of the Fund;  and (ii) the  issuance  and delivery of the DE Trust's shares in accordance with Section 1(b), together with related acts necessary to consummate  such  transactions.  Subject to receipt of all necessary  regulatory  approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, the
Closing  shall occur on such date as the  officers  of the parties may  mutually agree  ("Effective  Date of the  Reorganization").  Solely for  purposes of this paragraph,  the  effectiveness of one or more  post-effective  amendments to the
Fund's Registration Statement as described below in Section 3(b)(i) shall not be deemed to be a necessary regulatory approval.

     3. Conditions Precedent.

     The obligations of the Fund and the DE Trust to effectuate the transactions hereunder  shall  be  subject  to the  satisfaction  of  each  of the  following conditions:

          (a) Such  authority and orders from the U.S.  Securities  and Exchange
     Commission (the  "Commission")  and state securities  commissions as may be necessary to permit the parties to carry out the transactions  contemplated by this Agreement shall have been received;

          (b)  (i)  One  or  more   post-effective   amendments  to  the  Fund's
     Registration  Statement on Form N-1A  ("Registration  Statement") under the
     Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"),  containing such  amendments to such  Registration
     Statement as are determined under the supervision of the Board of Directors to be necessary and appropriate as a result of this  Agreement,  shall have been filed with the Commission; (ii) the DE Trust shall have adopted as its own such  Registration  Statement,  as so  amended;  (iii) the most  recent post-effective amendment or amendments to the Fund's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose  shall have been  initiated or  threatened  by the  Commission
     (other than any such stop order,  proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form
     N-8A  Notification  of  Registration  filed pursuant to Section 8(a) of the
     1940 Act ("Form N-8A") reflecting the change in legal form of the Fund to a
     Delaware  statutory trust shall have been filed with the Commission and the
     DE Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

          (c) Each party  shall have  received  an  opinion  of  Stradley  Ronon
     Stevens & Young,  LLP,  Philadelphia,  Pennsylvania,  to the  effect  that,
     assuming  the  reorganization   contemplated   hereby  is  carried  out  in
     accordance with this  Agreement,  the laws of the State of Maryland and the
     State  of  Delaware,  and  in  accordance  with  customary  representations provided by the parties in a  certificate(s)  delivered  to Stradley  Ronon
     Stevens & Young,  LLP, the  reorganization  contemplated  by this Agreement qualifies as a  "reorganization"  under  Section 368 of the Code,  and thus will not give rise to the  recognition of income,  gain or loss for federal income tax purposes to the Fund,  the DE Trust or the  shareholders  of the
     Fund or the DE Trust;

          (d) The Fund shall have received an opinion of Stradley  Ronon Stevens
     & Young, LLP, dated the Effective Date of the Reorganization,  addressed to and in form and  substance  reasonably  satisfactory  to the  Fund,  to the effect  that (i) the DE Trust is a  statutory  trust duly  formed,  validly existing,  and in good  standing  under the laws of the State of  Delaware;
     (ii) this  Agreement  and the  transactions  contemplated  thereby  and the execution  and delivery of this  Agreement  have been duly  authorized  and approved by all requisite  statutory  trust action of the DE Trust and this
     Agreement  has been duly  executed  and  delivered by the DE Trust and is a legal,  valid and binding  agreement of the DE Trust in accordance with its terms;  and  (iii)  the  shares  of  the  DE  Trust  to be  issued  in  the
     reorganization  have  been  duly  authorized,   upon  issuance  thereof  in
     accordance  with this  Agreement,  will have been validly  issued and fully paid and will be nonassessable by the DE Trust;

          (e) The DE Trust shall have  received  the  opinion of Stradley  Ronon
     Stevens & Young,  LLP,  dated  the  Effective  Date of the  Reorganization, addressed to and in form and substance  reasonably  satisfactory  to the DE
     Trust,  to the  effect  that:  (i) the Fund is duly  incorporated,  validly existing and in good standing under the laws of the State of Maryland;  and
     (ii)  this  Agreement  and the  transactions  contemplated  hereby  and the execution  and delivery of this  Agreement  have been duly  authorized  and approved by all requisite  corporate  action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal,  valid and binding agreement of the Fund in accordance with its terms;

          (f) The shares of the DE Trust are eligible for offering to the public in those states of the United States and  jurisdictions in which the shares of the Fund are  currently  eligible  for  offering  to the public so as to permit the issuance and delivery by the DE Trust of the shares contemplated by this Agreement to be consummated;

          (g) This Agreement and the transactions contemplated hereby shall have been duly  adopted and approved by the  appropriate  action of the Board of
     Directors and the shareholders of the Fund;

          (h) The  shareholders  of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole  shareholder of each series and class of the Fund, to:

               (1) Elect as Trustees of the DE Trust the following  individuals:
          General  Monroe W. Hatch,  Jr., USAF (Ret.);  General Louis C. Wagner,
          Jr., USA (Ret.);  Lieutenant  General John S. Fairfield,  USAF (Ret.);
          Brigadier  General  Henry J.  Sechler,  USAF (Ret.);  General Ralph E.
          Eberhart,  USAF (Ret.); Charles A. Gabriel;  Robert E. Morrison,  Jr.;
          and such other  directors  as may be approved by  shareholders  of the
          Fund before the Effective Date of the Reorganization; and

               (2) Approve an Investment Management Agreement between AFBA 5Star
          Investment Management Company ("Investment Manager") and the DE Trust,
          which  is  substantially  identical  to  the  then-current  Investment
          Management  Agreement  between  Investment  Manager and the Fund,  and approve the Subadvisory Agreements between Investment Manager and such sub-advisors  as may be approved by  shareholders of the series of the
          Fund before the Effective Date of the Reorganization  ("Subadvisors"),
          which are  substantially  identical  to the  then-current  Subadvisory
          Agreements between Subadvisors and Investment Manager;

          (i) The  Trustees of the DE Trust shall have duly adopted and approved this  Agreement  and the  transactions  contemplated  hereby and shall have taken the following actions at a meeting duly called for such purposes:

               (1)  Approval  of  the   Investment   Management   Agreement  and
          Subadvisory Agreements described in paragraph (h)(2) of this Section 3 between Investment Manager and the DE Trust and the Investment Manager
          and the Subadvisors, respectively;

               (2)  Approval  of the  assignment  to the DE Trust of the custody agreement(s),  as amended to date,  between PFPC Trust Company and the
          Fund;

               (3)  Selection  of  PricewaterhouseCoopers  LLP as the DE Trust's
          independent auditors for the fiscal year ending March 31, 2008;

               (4)  Approval  of  the  assignment  to  the  DE  Trust  of a fund administration and accounting agreement with PFPC Inc.;

               (5) Approval of a distribution agreement between the DE Trust and
          PFPC Distributors, Inc.;

               (6)   Approval   of  a  form  of  dealer   agreement   with  PFPC
          Distributors,  Inc,  including any  amendment(s) to the form of dealer agreement;

               (7) Approval of  distribution  plans by the DE Trust  pursuant to
          Rule 12b-1  under the 1940 Act  relating  to each of Class A, Class B,
          Class C and Class R (or their equivalents);

               (8)  Approval  of the  multiple  class  plan(s)  pursuant to Rule
          18f-3;

               (9)  Approval  of the  assignment  to the DE Trust of a  transfer agent and shareholder services agreement with PFPC Inc.;

               (10)  Authorization  of the issuance by the DE Trust prior to the
          Effective Date of the  Reorganization  of one share of each series and class of the DE Trust to the Fund in consideration  for the payment of
          $1.00 for each such share for the purpose of enabling the Fund to vote on the matters referred to in paragraph (h) of this Section 3, and the subsequent  redemption of such shares, all prior to the Effective Date of the Reorganization; and

               (11)  Submission  of the matters  referred to in paragraph (h) of this  Section 3 to the Fund as sole  shareholder  of each  series  and class of the DE Trust.

               (12)  Authorization  of the issuance and delivery by the DE Trust of shares of the DE Trust on the Effective Date of the  Reorganization
          and the  assumption by the DE Trust of the  Liabilities of the Fund in
          exchange  for  the  Assets  of the  Fund  pursuant  to the  terms  and provisions of this Agreement.

     At any time prior to the Closing,  any of the foregoing  conditions  may be waived or amended,  or any additional  terms and conditions may be fixed, by the
Board of Directors,  if, in the judgment of such Board, such waiver,  amendment, term or  condition  will not affect in a  materially  adverse  way the  benefits intended to be accorded the shareholders of the Trust under this Agreement.

     4. Dissolution of the Fund.

     Promptly  following the consummation of the distribution of each series and class of shares of the DE Trust to holders of the corresponding series and class of shares of the Fund under this Agreement,  the officers of the Fund shall take all steps  necessary  under  Maryland  law to  dissolve  its  corporate  status, including  publication  of any necessary  notices to  creditors,  receipt of any necessary pre-dissolution  clearances from the State of Maryland, and filing for record with the Secretary of State of Maryland of Articles of Dissolution.

     5. Termination.

     The Board of  Directors  may  terminate  this  Agreement  and  abandon  the reorganization  contemplated  hereby,  notwithstanding  approval  thereof by the shareholders  of the  Fund,  at any  time  prior  to the  Effective  Date of the
Reorganization  if, in the judgment of such Board,  the facts and  circumstances make proceeding with this Agreement inadvisable.

     6. Entire Agreement.

     This Agreement embodies the entire agreement between the parties hereto and there are no agreements,  understandings,  restrictions or warranties  among the parties hereto other than those set forth herein or herein provided for.

     7. Further Assurances; Other Agreements.

     The  Fund  and the DE  Trust  shall  take  such  further  action  as may be necessary or desirable and proper to consummate  the  transactions  contemplated hereby.

     8. Counterparts.

     This Agreement may be executed  simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     9. Governing Law.

     This Agreement and the transactions  contemplated  hereby shall be governed by, and  construed  and enforced in  accordance  with,  the laws of the State of
Delaware.

     IN  WITNESS  WHEREOF,  the Fund  and the DE Trust  have  each  caused  this
Agreement  and  Plan of  Reorganization  to be  executed  on its  behalf  by its
Chairman,  President or a Vice  President  and  attested by its  Secretary or an
Assistant Secretary, all as of the day and year first-above written.

                              ___________________________
                                    AFBA 5Star Fund, Inc.
                                    (a Maryland corporation)
Attest:

By                            By ______________________________
     Name:                         Name:
     Title:                        Title:

                              _________________________________
                                   AFBA 5Star Fund
                                   (a Delaware statutory trust)
Attest:

By                            By
     Name:                         Name:
     Title:                        Title:

EXHIBIT C - COMPARISON  OF DELAWARE AND MARYLAND LAW GOVERNING  INSTRUMENTS  AND
STATE LAW

Comparison of Maryland and Delaware Law

     The following is only a discussion of certain material  differences between the governing  document for the existing  Maryland  corporation  (the  "Acquired
Fund") and its successor Delaware statutory trust (the "Acquiring  Trust"),  and is not a complete  description of the Acquired Fund's and the Acquiring  Trust's
governing  documents.  Further  information  about the Acquired  Fund's  current corporate structure is contained in the Acquired Fund's prospectus and governing documents and in relevant state law.

Organization and Capital Structure

     The Acquired Fund is incorporated  under the Maryland  General  Corporation
Law (the "Maryland Statute"). The Acquired Fund's operations are governed by its
Articles of Incorporation, as amended or supplemented from time to time (the "MD
Articles"),  and its by-laws (the "MD By-Laws"). The business and affairs of the
Acquired Fund are managed under the supervision of its Board of Directors.

     The shares of common stock issued by the Acquired  Fund have a par value of
$1.00 per share.  The Acquired  Fund's MD Articles  authorizes a fixed number of shares, which the Acquired Fund's Board of Directors may increase or decrease by amending or  supplementing  the MD Articles.  The Acquired  Fund's shares may be divided into separate and distinct series and/or classes.

     The Acquiring Trust is a Delaware  statutory  trust (a "DST").  A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the
"Delaware  Act").  The  Acquiring   Trust's   operations  are  governed  by  its
Declaration of Trust (the "DE  Declaration") and its by-laws (the "DE By-Laws"), and its business and affairs are managed under the  supervision  of its Board of
Trustees.

     The Acquiring Trust's shares of beneficial  interest are issued without par value. The DE Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct  series or classes.  These series and classes will have the rights,  powers and duties set forth in the DE  Declaration  or as specified  in  resolutions  of the  Acquiring  Trust's  Board of  Trustees.  The
Acquiring  Trust's  series and classes are  identical  to those of the  Acquired
Fund.

Meetings of Shareholders and Voting Rights

     The MD  Articles  and  the MD  By-Laws  provide  certain  requirements  for meetings  of  shareholders.  The MD By-Laws  require the  Acquired  Fund to hold annual shareholder meetings in any year in which certain actions are required to be taken by shareholders. In any other circumstances, the Acquired Fund may hold a special meeting of  shareholders,  which may be called by the president of the
Acquired Fund or a majority of the Board of Directors of the Acquired Fund or by
the president or secretary of the Acquired Fund upon the written  request of the holders of shares entitled to cast not less than 10% of all votes entitled to be cast at the meeting.  Once a shareholder meeting is called, notice must be given no more than ninety  (90) and no less than ten (10) days before the  shareholder meeting.  In  addition,  the record date of the meeting must set at no more than ninety (90) days and no less than ten (10) days before the meeting.

     With respect to voting,  each  shareholder is entitled to one vote for each full share of stock that they hold, and a proportionate fractional vote for each fractional  share of stock that they hold.  The MD Articles  also  provides that shareholders of a particular  series or class shall have exclusive voting rights with respect to any matter submitted to a vote of shareholders that affects only the holders of that series or class,  in accordance  with applicable law. The MD
By-Laws  provide  that "the  presence  in person or by proxy of the holders of a majority  of the  aggregate  shares  of  stock  at the  time  outstanding  shall constitute  a  quorum."  The MD By-Laws  also  provide  that a  majority  of the stockholders  entitled  to vote  present  in person or  represented  by proxy is sufficient to take action at a meeting of shareholders for all actions which may come properly before the meeting,  including the election of directors. There is no cumulative voting for any matter. In addition,  under the MD Articles and the
MD By-Laws,  there is no provision for action by written consent of shareholders without a shareholder meeting,  unless it is by unanimous written consent, which is often difficult to obtain.

     The Delaware Act does not require  annual  shareholders'  meetings.  The DE
By-Laws  authorizes  the calling of a  shareholders'  meeting by the Board,  the chairperson  of the Board or by the president of the Trust to take action on any matter  deemed  necessary or desirable by the Board of Trustees.  A  shareholder meeting  for  the  purpose  of  electing  trustees  may  also be  called  by the chairperson  of the Board of Trustees,  and shall be called by the  president or any  vice-president  at the request of holders of 10% or more of the outstanding shares if the  shareholders  pay the reasonably  estimated cost of preparing and mailing the notice.  No meeting may be called at the request of  shareholders to consider any matter that is  substantially  the same as a matter voted upon at a shareholders'  meeting  held during the  preceding  twelve (12)  months,  unless requested by holders of a majority of all outstanding shares entitled to vote at such meeting.

     The DE Declaration  generally provides that each full share of an Acquiring
Trust  is  entitled  to one  vote and each  fractional  share is  entitled  to a fractional  vote. All shares of the Acquiring Trust entitled to vote on a matter shall vote in the aggregate without  differentiation  between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the  shareholders  of the affected  series or classes  shall be entitled to vote on the matter.

     The DE  Declaration  provides that forty  percent (40%) of the  outstanding shares of the Acquiring Trust (or a series or class, as applicable), entitled to vote at a meeting,  which are present in person or represented  by proxy,  shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum.  Subject to any legal requirements for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast.  Trustees are elected by a plurality of votes cast.
Where a separate vote by series or class is required,  these voting requirements apply to those separate votes. There is no cumulative voting for any matter.

     With respect to shareholder  meetings,  shareholders are entitled to notice of a  shareholder  meeting  not less than ten (10) and not more than one hundred
and  twenty  (120)  days  before  the  shareholder   meeting.  The  record  date
requirement  under the DE  Declaration  states  that the  record  date shall not precede the date upon which the resolution  fixing the record date is adopted by the Board of Trustees,  and which record date shall not be more than one hundred and twenty  (120)  days nor less than ten (10) days  before the date of any such meeting.

Liability of Shareholders

     Neither the MD Articles nor the MD By-Laws contain specific provisions with regard to the  liability  of  shareholders  of an Acquired  Fund.  The  Maryland
Statute  generally  provides  that  a  shareholder  of  a  Maryland  corporation generally is not obligated to the Acquired Fund or its creditors with respect to the stock,  except to the extent  that the  consideration  for the stock has not been paid.

     Consistent  with the Delaware  Act,  the DE  Declaration  provides  that no
Acquiring Trust shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property,  acts,  obligations or affairs of the Acquiring Trust. However, the Acquiring Trust's Board of Trustees
may cause any shareholder to pay for charges of its Acquiring  Trust's custodian or transfer,  dividend  disbursing,  shareholder  servicing or similar agent for services  provided to that  shareholder  that are beyond the customary  services provided for the benefit of all shareholders.

Liability Among Series

     The MD  Articles  generally  provides  that the  allocation  of assets  and liabilities among the series or classes of stock, as applicable, of the Acquired
Fund  will be  determined  by the  Board of  Directors  in  accordance  with the provisions of the MD Articles and applicable law. The Maryland  Statute provides that, in the case of a Maryland corporation  registered as an investment company under the 1940 Act that has  established  multiple  series or  classes of stock, liabilities  of a particular  series or class are only  enforceable  against the assets of that series or class,  and not against the assets of the Acquired Fund generally or any other series or class of stock.

     The DE  Declaration  also provides that each series of its Acquiring  Trust shall be separate and distinct from any other series of the Acquiring  Trust and shall hold and account for the assets and  liabilities  belonging  to any series separately  from the assets and  liabilities of the Acquiring Trust or any other series.  Each class of a series of an  Acquiring  Trust  shall be  separate  and distinct from any other class of that series.

Dividends and Distributions

     The MD Articles  provides that dividends and  distributions  may be paid to shareholders  of each series or class,  as  applicable,  of the Acquired Fund in such amounts as may be declared from time to time by the Board of Directors.

     The DE  Declaration  also provides that the  shareholders  of any series or class of the  Acquiring  Trust  shall  be  entitled  to  receive  dividends  and distributions  when,  if and as declared by its Board of Trustees.  The right of the Acquiring Trust's  shareholders to receive dividends or other  distributions on  shares of any class  may be set  forth in a plan  adopted  by the  Acquiring
Trust's Board of Trustees pursuant to the 1940 Act.  Dividends and distributions may be paid in cash,  in kind or in  shares  of the  respective  Trust,  and the respective  Board may retain such amounts as it may deem  necessary or desirable for the conduct of the respective Trust's affairs.

Election of Directors/Trustees; Terms; Removal

     The MD  Articles  and/or  MD  By-Laws  provides  that each  director  of an
Acquired  Fund shall serve until the  director's  successor  is duly elected and qualified, except in the event of the director's death, resignation,  removal or the earlier termination of the director's term of office. The MD Articles and/or
MD By-Laws  provide that  directors  may be removed,  with or without cause by a vote of the shareholders.

     Under the DE  Declaration,  each trustee of an  Acquiring  Trust shall hold office for the  earlier of (1) the  lifetime  of the  Acquiring  Trust;  (2) the trustee's earlier death, resignation, removal, retirement or inability otherwise to serve;  or (3) the next  meeting of  shareholders  called for the  purpose of electing  trustees and the election and  qualification  of his or her successor.
Under the DE Declaration,  any trustee may be removed, with or without cause, by its Acquiring Trust's Board of Trustees, by action of a majority of the trustees then in office,  or by the vote of the  shareholders  at any meeting  called for that purpose.

     There is no cumulative voting for the election of trustees of the Acquiring
Trust or the directors of the Acquired Fund. The governing  instruments  for the
Acquiring  Trust  and  the  Acquired  Fund  each  provide  a  mechanism  for the respective Boards to fill vacancies.

Liability of Trustees and Officers; Indemnification

     The MD Articles  provides  that no  director or officer  will be subject to personal  liability  to the  Acquired  Fund  or its  shareholders  for  monetary damages,  except: (i) where the director or officer received an improper benefit of money,  property or services;  or (ii) to the extent that a judgment or other final  adjudication  adverse to the director or officer is entered  based upon a finding  that the  director's  or officer's  action,  or failure to act, was the result of active and  deliberate  dishonesty  and was  material  to the cause of action adjudicated in the proceeding. In addition, the Maryland Statute provides that a director  of a Maryland  corporation  who  performs  his or her duties in accordance with certain standards of conduct is generally immune from liability.
The  standards  of conduct  set forth in the  Maryland  Statute  provide  that a director shall perform his or her duties:  (1) in good faith; (2) in a manner he or she reasonably believes to be in the best interests the corporation;  and (3)
with the care that an ordinarily  prudent  person in a like  position  would use under similar circumstances.

     The MD Articles  and/or MD By-Laws  provides  that the Acquired  Fund shall indemnify its directors, officers and representatives to the extent permitted by law. The Maryland Statute  authorizes  indemnification of directors and officers of a Maryland  corporation  with regard to any threatened,  pending or completed legal action, suit or proceeding. Under the Maryland Statute, indemnification is mandatory  if a  director  or  officer  has been  successful  on the  merits  or otherwise  in the defense of any  proceeding  covered by the  Maryland  Statute.
Mandatory  indemnification  covers all reasonable  expenses incurred.  Under the
Maryland Statute,  indemnification  is permissive unless it is established that:
(1) the act or  omission of the  director of officer was  material to the matter giving rise to the  proceeding  and was committed in bad faith or was the result of active and  deliberate  dishonesty;  (2) the  director  or  officer  actually received an improper personal benefit in money,  property or services; or (3) in the case of a criminal proceeding,  the director or officer had reasonable cause to believe his or her conduct was unlawful.  However,  if the  proceeding  was a derivative action, no indemnification will be made if the individual is adjudged to be  liable to the  corporation  unless  approved  by a court,  in which  case indemnification is limited to expenses.

     The DE  Declaration  provides  that  any  person  who is or was a  trustee, officer,  employee or other agent of the Acquiring  Trust shall be liable to the
Acquiring  Trust  and its  shareholders  only for (1) any act or  omission  that constitutes a bad faith  violation of the implied  contractual  covenant of good faith and fair dealing, or (2) the person's own willful misfeasance,  bad faith, gross  negligence or reckless  disregard of the person's duties  ("Disqualifying
Conduct").  Except in these instances, these persons shall not be responsible or liable for any act or omission of any other agent of an  Acquiring  Trust or its
investment  adviser  or  principal   underwriter  to  the  fullest  extent  that
limitations of liability are permitted by the Delaware Act. Moreover,  except in these  instances,  none of  these  persons,  when  acting  in  their  designated capacity,  shall  be  personally  liable  to any  other  person,  other  than an
Acquiring Trust or its shareholders,  for any act, omission or obligation of the
Acquiring Trust or any trustee thereof.

     The Acquiring Trust shall indemnify,  to the fullest extent permitted under applicable  law, any of these persons who are a party to any proceeding  because the person is or was an agent of the  Acquiring  Trust.  These  persons shall be indemnified  against  any  expenses,  judgments,  fines,  settlements  and other amounts  actually and reasonably  incurred in connection  with the proceeding if the person acted in good faith or, in the case of a criminal proceeding,  had no reasonable  cause to believe that the conduct was unlawful.  The  termination of any proceeding by judgment, settlement or otherwise shall not in itself create a presumption  that the  person  did not act in good  faith or that the person had reasonable  cause  to  believe  that  the  conduct  was  unlawful.  There  shall nonetheless be no indemnification for a person's own Disqualifying Conduct.

Preemptive, Dissenter's and Other Rights

     The MD Articles  provides that no  shareholder of the Acquired Fund will be entitled as a matter of right to  subscribe  for or purchase or receive any part of any new or  additional  issue of  securities  of the  Acquired  Fund.  The DE
Declaration  provides  that no  shareholder  shall have any  preemptive or other right to subscribe for new or additional authorized but unissued shares or other securities issued by the Acquiring Trust or any series thereof.

Amendments to Organizational Documents

     The MD  Articles  may be amended at any time by a vote of a majority of the
Acquired Fund's Board of Directors and, if legally required,  by approval of the amendment by shareholders.  The MD By-Laws may be amended, or new by-laws may be adopted,  by a vote of the majority of the Acquired  Fund's Board of  Directors.
The MD By-Laws of the  Acquired  Fund also provide that they may be amended by a vote of the  majority of the shares of stock of the  Acquired  Fund  present and voting at a meeting of the shareholders of the Acquired Fund.

     The DE  Declaration  may be  amended or  restated  at any time by a written instrument  signed by a majority of the Acquiring Trust's Board of Trustees and, if legally  required,  by  approval of the  amendment  by  shareholders.  The DE
By-Laws may be amended,  restated,  or repealed or new by-laws may be adopted by the affirmative vote of a majority of the votes cast at a shareholders'  meeting called for that  purpose  where a quorum is  present,  or by a  majority  of the
Acquiring Trust's Board of Trustees.

Inspection Rights

     A  shareholder  of an Acquired  Fund may,  during  normal  business  hours, inspect  and copy  the  by-laws,  minutes,  annual  reports  and  certain  other corporate  documents  on  file  at the  Acquired  Fund's  principal  office.  In addition,  the Maryland  Statute  provides that any person who has held at least five  percent  (5%) of any class of a  corporation's  stock for at least six (6)
months  is  entitled  to  request  certain  other  documents   relating  to  the
corporation's  affairs.  The corporation shall prepare and make such information available  within  twenty (20) days after a  qualifying  shareholder  request is made.

     The  DE  By-Laws  provide  that,  upon  reasonable  written  demand  to the
Acquiring  Trust,  a  shareholder  may  inspect  certain  information  as to the governance and affairs of its Acquiring Trust for any purpose reasonably related to the shareholder's  interest as a shareholder.  However,  reasonable standards governing  the  information  and  documents  to be  furnished  and the  time and location of furnishing them (including limitations as to regular business hours)
may be  established  by the  Board  or,  if the  Board  has not done so,  by the president, any vice-president or the secretary. In addition, the DE By-Laws also authorizes  its  respective  Board  or,  in case the  Board  does  not act,  the president,  any vice  president  or the  secretary,  to keep  confidential  from shareholders  for a reasonable  period of time any information that the Board or the officer  reasonably  believes to be in the nature of trade  secrets or other information that the Board or the officer in good faith believes:  (1) would not be in the best  interests of the  respective  Acquiring  Trust to disclose;  (2)
could  damage  the  respective  Acquiring  Trust;  or (3)  that  the  respective
Acquiring  Trust is required by law or by  agreement  with a third party to keep confidential.

Dissolution and Termination

     The MD Articles  provides  that the duration of the Acquired  Fund shall be perpetual.  Under the  Maryland  Statute,  the board of  directors of a Maryland corporation  may dissolve the  corporation  by  resolution  of a majority of the board of directors that declares that the dissolution is advisable.  A vote of a majority  of all  votes  entitled  to be cast  on the  proposed  dissolution  is required to approve the dissolution.  In addition, the Maryland Statute provides that shareholders of a corporation entitled to cast at least twenty-five percent
(25%)  of all the  votes  that  may be cast in the  election  of  directors  may petition a court of equity for an involuntary  dissolution of the corporation on certain enumerated grounds set forth in the Maryland Statute  (including,  among other things, failure of the shareholders to elect directors).

     Under the DE  Declaration,  the  Acquiring  Trust,  or one of its series or classes,  may be dissolved by a majority of votes cast of the  Acquiring  Trust, series or class, as applicable,  or at the discretion of its respective Board of
Trustees  at any time  there are no  outstanding  shares or upon  prior  written notice  to the  Acquiring  Trust's,  series'  or  class'  shareholders.  When an
Acquiring Trust or one of its series has dissolved,  the Board shall pay or make reasonable  provision to pay all known claims and  obligations,  including those that are  contingent,  conditional  and unmatured.  The DE  Declaration  further provides  that any  remaining  assets of a dissolved  Acquiring  Trust or series shall be distributed to the shareholders of the respective  Trust or series,  as applicable,  ratably  according  to the  number  of  outstanding  shares  of the respective Trust or series held of record by the shareholders on the dissolution distribution date.

Derivative Actions

     The MD Articles and the MD By-Laws do not contain specific  provisions with regard to derivative actions.

     Maryland  courts  recognize  derivative  actions  even in the  absence of a specific  statute  or  court  rule.  Under  Maryland  law,  in  order to bring a derivative  action, a stockholder (or his predecessor if he became a stockholder by  operation  of law)  must be a  stockholder:  (1) at the  time of the acts or omissions  complained about; (2) at the time the action is brought and (3) until the  completion  of the  litigation.  A  derivative  action  may be brought by a stockholder  if a demand  upon the board of  directors  to bring  the  action is improperly refused or if a request upon the board of directors would be futile.

     Under the Delaware  Act, a  shareholder  may bring a  derivative  action if trustees with authority to do so have refused to bring the action or if a demand upon the  trustees to bring the action is not likely to succeed.  A  shareholder may bring a derivative  action only if the  shareholder  is a shareholder at the time  the  action  is  brought  and (1)  was a  shareholder  at the  time of the transaction  complained  about,  or (2)  acquired the status of  shareholder  by operation of law or an Acquiring Trust's governing  instrument from a person who was a shareholder at the time of the transaction.

     A shareholder's  right to bring a derivative  action may also be subject to additional  standards  and  restrictions  set  forth  in the  Acquiring  Trust's governing instrument. The DE Declaration provides that a shareholder may bring a derivative  action on  behalf  of its  respective  Acquiring  Trust  only if the shareholder  first makes a pre-suit demand upon its respective Board of Trustees to bring the action,  unless the pre-suit  demand is excused.  A pre-suit demand shall only be excused if a majority of the  respective  Board of Trustees,  or a majority of any committee  established to consider the merits of the action, has a material personal  financial  interest in the action at issue. A trustee shall not be deemed to have a material  personal  financial  interest  in an action by virtue of receiving  payment for serving on the respective  Board of Trustees of an Acquiring Trust or of one or more other investment companies with the same or an affiliated investment adviser or underwriter.

EXHIBIT D - LIST OF PRINCIPAL  SHAREHOLDERS  OF EACH CLASS OF THE FUND AS OF THE
RECORD DATE

                                  Principal Shareholders of the Funds

Fund Class             Name and Address of Owner              Shares Owned      Percentage of Fund

Class A Shares         Prudential Investment Management
                       Service
                       FBO Mutual Fund Clients
                       100 Mulberry Street
                       3 Gateway Center Floor 11
                       Mail stop: NJ 05-11-20
                       Newark, NJ 07102
                       Charles Schwab & Co
                       Special Custody Account FBO
                       Customers
                       Attn: Mutual Funds
                       101 Montgomery Street
                       San Francisco, CA 94104

Class I Shares         Armed Forces Benefit Assoc.*
                       Attn: Deborah French
                       909 N. Washington Street
                       Alexandria, VA  22314-1555
                       State Street Bank Trust
                       Plantation Pipe Line Co.
                       Employees Annuity Plan
                       805 Pennsylvania Avenue, Tower II
                       Floor 5
                       Kansas City, MO 64105
                       3 PIMS/Prudential Retirement
                       As Nominee for the TTEE/CUST PL 763
                       Armed Forces Benefit Assoc.
                       909 N. Washington Street
                       Alexandria, VA  22314-1555
Class R Shares         NFS LLC FEBO
                       Woodland Property Partners, INC.
                       James M. Marshall
                       900 Carroll Street
                       Perry, GA 31069-3314
                       AFBA Investment Management Co.*
                       Attn: Michael Houchins
                       909 N. Washington Street
                       Alexandria, VA  22314-1555
                       Counsel Trust FBO
                       Pasley Management Group, L.P. 401 K
                       The Times Building
                       1251 Waterfront Place
                       Pittsburgh, PA 15222-4235

* Shareholder of record, not beneficial owner.

From time to time,  the  number of shares  held in  "street  name"  accounts  of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of the Fund.

AFBA 5STAR SMALL CAP FUND
A SERIES OF AFBA 5STAR FUND, INC.

             SPECIAL ANNUAL MEETING OF SHAREHOLDERS - MARCH 31, 2008

The  undersigned  hereby revokes all previous  proxies for his or her shares and appoints Robert E. Morrison,  Jr. and Andrew J. Welle, and each of them, proxies of the  undersigned  with full power of  substitution  to vote all shares of the above-referenced  fund (the "Fund") that the  undersigned is entitled to vote at the  Special  Annual  Meeting of  Shareholders  to be held at 909 N.  Washington
Street  Alexandria,  VA 22314 at 11:00  a.m.  Eastern  time on March  31,  2008, including any postponements or adjournments  thereof,  upon any matters that may properly be acted upon at the meeting.

This Proxy is solicited on behalf of the Board of Directors. It will be voted as specified.  If no  specification  is made,  this  Proxy  shall be voted  FOR the
Proposals  (including all nominees for director).  If any other matters properly come before the  Meeting to be voted on, the proxy  holders  will vote,  act and consent on those matters in accordance with the views of management.

                 (Continued and to be signed on the other side)

---------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                           Please mark here if address
                        change or comment noted on proxy

--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR each Proposal.

Please refer to the Proxy Statement discussion of each of these proposals.

Proposal 1 - To Approve New Sub-Investment  Advisory  Agreement(s)  between AFBA
5Star Investment Management Company (the "Adviser") and the Sub-Advisers for the
Fund. This Proposal involves separate votes on Sub-Proposals 1(a)-1(c))

1(a):  To Approve a New Sub-Advisory Agreement between the            FOR              AGAINST           ABSTAIN
Adviser and Bjurman, Barry & Associates, under which BB&A         the proposal      the proposal
Would Serve as One of Three Sub-Adviser to the AFBA 5Star
Small Cap Fund
                                                                      /_/               /_/                /_/

1(b):  To Approve a New Sub-Advisory Agreement between the            FOR              AGAINST           ABSTAIN
Adviser and TrendStar Advisors, LLC, under which TrendStar        the proposal      the proposal
Would Serve as One of Three Sub-Adviser to the AFBA 5Star
Small Cap Fund.
                                                                      /_/               /_/                /_/

1(b):  To Approve a New Sub-Advisory Agreement between the            FOR              AGAINST           ABSTAIN
Adviser and The London Company of Virginia, under which the       the proposal      the proposal
London Company Would Serve as One of Three Sub-Adviser to
the AFBA 5Star Small Cap Fund.
                                                                      /_/               /_/                /_/

Proposal 2 - To approve an Agreement  and Plan of  Reorganization  that provides for the reorganization of the Fund to a Delaware statutory trust.

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

        /_/                 /_/                /_/

Proposal 3 - To Approve a "Manager of Managers" Structure for the Fund.

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

        /_/                 /_/                /_/

Proposal 4 - To approve the  reclassification of the Fund's investment objective from fundamental to non-fundamental.

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

        /_/                 /_/                /_/

                                       YES      NO

 I PLAN TO ATTEND THE MEETING.         /_/     /_/

Signature(s):   _______________________________  Dated:_______________  ,  2007
Please sign exactly as your name appears on this Proxy.  If signing for estates, trusts or corporations,  title or capacity should be stated.  If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

 Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

               If you vote your proxy by Internet or by telephone,
                  You do NOT need to mail back your proxy card.